UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6563

CALVERT WORLD VALUES FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2008

Item 1. Report to Stockholders.


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

March 31, 2008
Semi-Annual Report
Calvert World Values
International Equity Fund

Calvert
Investments that make a difference

A UNIFI Company

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Statement of Net Assets
12

Statement of Operations
20

Statements of Changes in Net Assets
21

Notes to Financial Statements
23

Financial Highlights
29

Explanation of Financial Tables
34

Proxy Voting and Availability of Quarterly Portfolio Holdings
36

Basis for Board's Approval of Investment Advisory Contracts
36

Dear Shareholder:

The six months ended March 31, 2008 featured deep turmoil in the financial markets in response to the subprime mortgage crisis, with steep declines in the equity markets. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. Against this backdrop, Calvert's socially responsible equity portfolio managers continued to face significant market headwinds. As oil prices remained high, energy stocks continued to fare well and persistent problems in the Financial sector hampered stock performance in that arena. Working in our favor, however, was a flight to quality as investors favored stocks with dependable earnings and dividends.

By the numbers, the broad-market equity benchmark Standard & Poor's 500 Index returned -12.46% from October 1, 2007 through March 31, 2008. The Russell 1000 Index of large-cap stocks returned -12.41% over the six months, while the small-cap benchmark Russell 2000 Index posted a -14.02% return. Stocks outside the U.S. fared slightly better during the reporting period but still lost significant ground. The Citigroup/S&P World ex-U.S. Extended Market Index, a benchmark for foreign stocks, returned -11.24%.

Fed Takes Aggressive Action

The Federal Reserve has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points. Even more significant than the central bank's loosening of monetary policy were its actions in March, when it orchestrated a buyout of investment firm Bear Stearns to prevent it from abruptly going out of business. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Flight to Quality

Amid the market turbulence, no style of equity investment was truly dominant during the six-month period. In the fourth quarter of 2007, growth stocks generally outperformed value shares in a continuation of a trend that lasted for most of 2007. However, in the first quarter of 2008 that trend reversed and value stocks started to perform better than growth companies.

In terms of sector performance during the reporting period, most stock sectors lost value. Financial stocks had some of the most precipitous declines as investors remain extremely wary about the subprime mortgage exposures of banks and other financial companies. However, some stocks in other market sectors may be underpriced in light of their long-term value. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Now, in this more cautious environment, we see opportunities for the higher-quality stocks largely favored in our equity portfolios to shine.

Climate Change, Sudan Inroads

Shareholder advocacy means using our position as an owner in a company to push for improved corporate performance. Calvert routinely engages companies, policymakers, and other investors on critical governance and sustainability challenges. For 2008, Calvert is off to a strong start for the proxy voting season. To date, we have filed 25 resolutions and co-filed another four resolutions on our core issues (e.g., climate change, diversity, and disclosure) as well as the Sudan, privacy rights, and product safety. Overall, of the 29 submitted, 16 have thus far been withdrawn after the company involved agreed to address our concerns. For more information on the proxy votes, please visit www.calvert.com, select the "Socially Responsible Investing" tab and click on "Shareholder Advocacy."

Sudan Divestment

Calvert's continued partnership with the Sudan Divestment Task Force and the Save Darfur Coalition takes a variety of approaches to working to end this humanitarian crisis. As part of a coalition, we have filed shareholder resolutions calling on six major Wall Street firms that are among the largest U.S. shareholders of foreign oil companies to push Sudan to end the violence in Darfur.

In addition, Calvert was the only investment firm to submit a comment letter to the Securities and Exchange Commission (SEC) during the period it considered implementing regulations related to mutual funds' divestment from the Sudan. The SEC rule that went into effect on April 30 included "safe harbor" legal protections for mutual funds under the Sudan Accountability and Divestment Act that President Bush signed into law on December 31. Calvert lobbied the SEC to require strong disclosure requirements for mutual funds regarding any continued ownership of companies with operations in the Sudan and links to the country's government, which the SEC adopted in its rule.

In our March 14 comment letter, Calvert assistant vice president and associate general counsel Ivy Wafford Duke wrote "...it is the right of investors to ensure that their investments do not support genocide and do support peace and security in the Sudan. Full and complete disclosure by divesting companies helps advance this effort." We were gratified that the SEC incorporated this and several other provisions advanced by Calvert into its new rule.

Maintain a Long-Term View

In tough markets, investors should pay close attention to corporate fundamentals and sustainable business practices. The type of bottom-up, fundamental analysis that many of Calvert's portfolio managers conduct tends to favor companies that exhibit sustainable business practices and long-term financial performance.

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2008.

Renewable Energy

Last fall, Calvert collaborated with the Investor Network on Climate Risk policy working group (coordinated by Ceres) to create legislation that will establish incentives to improve energy efficiency, accelerate renewable energy, and boost vehicle fuel economy standards. In February, we also testified at the Maryland House of Delegates in support of its Global Warming Solutions Act. And in March, we participated in a "Policy Tour" organized by the Clean Technology and Sustainable Industries Organization to impress upon legislators the importance of policies that will encourage the growth of a clean technology and sustainable energy industry in the U.S.

Indigenous Peoples' Rights

To encourage the participation of Native American leaders in Indigenous Peoples' rights advocacy activities, Calvert co-sponsored a one-day pre-conference event at the annual SRI in the Rockies conference called "Native American Leaders for SRI" with the Indigenous Peoples Task Force of the Social Investment Forum. The unprecedented American Indian engagement at the event brought together leaders from 13 American Indian Tribes with socially responsible investment practitioners (money managers, community investors, and social researchers).

Subprime Lending

Calvert has developed an advocacy plan in response to the subprime mortgage crisis to persuade mortgage lenders across the industry to adopt transparent, responsible lending policies--which we believe will reduce the number of risky loans to borrowers who are the least able to repay.

Special Equities

A modest but important portion of certain Funds is allocated to venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. We recently increased our investment in groSolar (Global Resource Options, Inc.), a Vermont-based installer of solar cells and panels. Since our first purchase, the company acquired Energy Outfitters in December 2006, and now has a broad solar distribution network in North America.1

Given the success of our investment in the China Environment Fund II (2004), we have invested with the same team for the China Environment Fund III.1 Both funds have the same core philosophy and approach, but the holdings vary because of changing market conditions and events. Calvert was the only U.S. investor to participate in the China Environment Fund II, and its success has encouraged more interest in cleantech companies within China.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investment (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2

During the reporting period, the Calvert Social Investment Foundation made its first loan in the local currency to microfinance organization EDPYME Edyficar in Peru. This enables us to make the loan without passing on the risk that the dollar will be devalued, effectively reducing the amount of the loan.

Given the current economic environment in the U.S., it's also notable that the Foundation's Affordable Housing Portfolio continues to provide affordable financing and homes to low-income communities while avoiding the delinquencies and foreclosure rates common among conventional mortgage banking providers. The Portfolio currently holds $20 million in loans to 36 successful, nationally recognized nonprofit housing developers and lenders.

We appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2008, groSolar (Global Resource Options, Inc.) was 0.26% of CSIF Equity Portfolio; China Environment Fund II (2004) was 0.01% of CSIF Equity Portfolio and 0.02% of Calvert World Values International Equity Fund; and China Environment Fund III was 0.01% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

2. As of March 31, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.19%; Calvert World Values International Equity Fund, 0.67%; Calvert New Vision Small Cap Fund, 1.07%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

Portfolio Management Discussion

Raymond Mui
of Acadian Asset Management, Inc.

Performance

For the six-month period ended March 31, 2008, Calvert World Values International Equity Fund Class A shares (at NAV) returned -14.02% versus a -10.29% return for the Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI). Stock selection and sector allocation hampered performance relative to the Index.

Investment Climate

International equity markets experienced increasing volatility and steep losses during the period. Investors were whipsawed by alternating hopes and fears on a number of issues, including the U.S. housing market, uncertainty about global interest rates, ongoing tightening of global credit, fears of a U.S. and possibly global recession, and spiking energy and food prices. As a result, investors have focused on risk aversion almost to the exclusion of stock fundamentals.

However, the U.S. market fared worse, as the Standard & Poor's 500 Index lost 12.47% for the period and financial conditions continued to deteriorate amid a steady stream of troubling economic data--including a five-year low in consumer sentiment.

During the period, the U.S. dollar suffered a significant decline in value. That means that performance of international benchmarks was better in U.S. dollar-terms-- sometimes much better--than performance in the local currency. In fact, the MSCI EAFE IMI Index returned -17.27% in local market terms, with the currency adding 6.98 percentage points to the Index's return of -10.29%.

European markets collectively fell 8.7% in U.S.-dollar terms.1 However, the markets lost 15.2% in local terms, so the strength of the euro partially mitigated the losses for U.S.-based investors. These results were largely due to fears of future slowing growth rather than from any immediate signs of economic distress. Germany returned -7.2% in U.S. dollars as wage pressures mounted from the public sector. France declined 7.6% as consumer confidence dropped to a record low. Italy's losses were steeper, with its market posting an 11.1% drop amid uncertainty surrounding the nation's April general election. The housing slump and decreasing mortgage availability pushed the United Kingdom down 12.7%.

The Asia-Pacific region retreated 13.3% in U.S.-dollar terms. Japan was down 13.4%

--a loss of 25.1% for local investors--amid mounting inflation pressures, a climbing jobless rate, and deteriorating business sentiment. Australia shed 14.9% and New Zealand fell 17.4% as those countries also saw record lows.

Emerging markets returned -7.3% in the challenging market environment, but results varied. On the upside, high commodity prices and robust private consumption and investment drove Latin American emerging markets up 5.5% for the period, with Brazil climbing 6.4%. On the other hand, Asian emerging markets returned

-13.9% for the period, driven by a -26.5% loss in China due to higher investment taxes, expectations of further tightening measures, and costs from severe winter weather. However, Indonesia and Thailand boosted the region, rising 10.5% and 9.2%, respectively.

Portfolio Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Class A	(14.02%)	(8.24%)
Class B	(14.40%)	(9.04%)
Class C	(14.36%)	(8.94%)
Class I	(13.71%)	(7.62%)
MSCI EAFE IMI**	(10.29%)	(2.98%)
MSCI EAFE	(10.38%)	(2.27%)
Lipper International Multi-Cap
Core Funds Avg.	(10.48%)	(1.50%)

Ten Largest Stock Holdings
	% of Net Assets
ING Groep NV (CVA)	4.2%
Muenchener
Rueckversicherungs AG	4.2%
Nintendo Co. Ltd.	4.1%
Repsol YPF SA	3.7%
Zurich Financial Services AG	3.7%
France Telecom SA	3.5%
Voestalpine AG	3.5%
Dexia SA	3.0%
Mitsui OSK Lines Ltd.	2.7%
Santos Ltd.	2.6%
Total	35.2%

In December 2007, the Fund changed its benchmark from MSCI EAFE Standard Index to MSCI EAFE Investable Market Index (IMI). This was due to a change in the index reconstitution process at MSCI, which would have significantly narrowed the scope of MSCI EAFE Standard Index. The new benchmark better reflects the broad range of stocks from which the Fund's managers choose.

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charges.

** Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(12.58%)
Five year	15.82%
Ten year	3.10%
Class B Shares
One year	(13.59%)
Five year	15.63%
Ten year	2.41%
Class C Shares
One year	(9.85%)
Five year	15.98%
Ten year	2.64%

Portfolio Statistics
March 31, 2008
Average Annual Total Returns
Class I Shares
One year	(7.62%)
Five year	17.82%
Since inception	4.96%
(2/26/99)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. New subadvisor assumed management of the Fund effective March 2006, and previously in March 2002. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Portfolio Strategy

Positive contributions from country allocations were overcome by poor stock selection and sector allocations, causing the Fund to underperform its benchmark index.

Stock selection was most costly in the U.K., Hong Kong, France, and Japan. The biggest performance detractors were Next, BT Group, Hong Kong Exchanges and Clearing, Societe Generale Group, Nikon, and Mitsui O.S.K. Lines. Clothing retailer Next fell on concerns about lackluster holiday spending and the shrinking purchasing power of U.K. residents. Societe Generale posted a record loss amid a scandal involving unauthorized trading activity as well as continued subprime-related write-downs.

However, stock selection in Germany and Australia added value for the Fund. Volkswagen was a key contributor for the period, reporting a greater-than-expected profit for the third quarter. In Australia, not holding BHP Billiton was beneficial, as metal prices declined on mounting concerns about a U.S. recession and prospects of waning global demand. The overweight to Canada was another notable source of positive return, with Blackberry manufacturer Research in Motion leading the gains. The portfolio's opportunistic exposure to Russia, Brazil, and Korea also added value.

Portfolio Statistics
Economic Sectors	% of Total Investments
Consumer Discretionary	15.0%
Consumer Staples	4.5%
Energy	11.1%
Financials	25.8%
Health Care	0.9%
Industrials	13.1%
Information Technology	9.9%
Limited Partnership Interest	0.5%
Materials	6.9%
Mutual Funds	0.1%
Telecommunication Services	9.8%
Utilities	2.1%
Venture Capital	0.3%
100.0%

Outlook

Global stock markets remain highly volatile as investors' confidence continues to be tested by tighter credit markets, high commodity prices, and the growing likelihood of a recession in the U.S. However, in the past, markets have started to recover during recessions once investors had a clearer view of the likely duration and severity of the recession. This clarity is lacking at the moment, but we believe we will have it within the next six to 12 months.

While the strength of the euro and slowing U.S. demand has weighed on European exports, increasing demand from Eastern Europe and other emerging markets has lessened the impact. We believe economic fundamentals remain sound in Europe and that the region offers attractive valuations relative to many other developed markets. We are most positive on the energy and auto sectors, and negative on technology.

Falling equity prices have improved our short-term forecast for Japan, particularly in the energy, autos, food/staples retailing, and telecommunications industries. Over the longer term, we see modest growth which will depend heavily on sustained demand from China and other emerging Asian markets. However, the Australia and New Zealand markets appear to offer the most promise in the Australasian region.

Despite inevitable short-term volatility in emerging markets, we believe long-term fundamentals are solid--marked by strong investment flows, relatively low levels of debt, significant foreign exchange reserves, and attractive valuations. Thailand, Pakistan, Korea, Turkey, Israel, South Africa, Mexico, and Argentina are all positively ranked in our framework.

Overall, the current environment reinforces our belief that broad global diversification holds the most promise for long-term investors.

April 2008

1. Source for all country and regional returns in this section is www.mscibarra.com.

As of March 31, 2008, the following companies represented the following percentages of Fund net assets: Next 1.61%, BT Group 1.96%, Hong Kong Exchange and Clearing 0%, Societe Generale 1.19%, Nikon 0%, Mitsui O.S.K. Lines 2.68%, Volkswagen 2.51%, BHP Billiton 0%, and Research in Motion 1.39%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$859.80	$7.51
Hypothetical	$1,000.00	$1,016.93	$8.14
(5% return per year before expenses)
Class B
Actual	$1,000.00	$856.40	$11.91
Hypothetical	$1,000.00	$1,012.17	$12.91
(5% return per year before expenses)
Class C
Actual	$1,000.00	$856.80	$11.26
Hypothetical	$1,000.00	$1,012.88	$12.20
(5% return per year before expenses)
Class I
Actual	$1,000.00	$862.90	$4.50
Hypothetical	$1,000.00	$1,020.17	$4.88
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.61%, 2.57%, 2.42% and 0.97% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

Statement of Net Assets
March 31, 2008
EQUITY SECURITIES - 97.9%	Shares	Value
Australia - 4.8%
ASX Ltd.	99,385	$3,394,179
BlueScope Steel Ltd.	612,133	5,517,028
Harvey Norman Holdings Ltd.	47,450	169,416
OneSteel Ltd.	89,308	521,115
Origin Energy Ltd.	378,268	3,164,006
Santos Ltd.	1,307,134	17,307,342
Sims Group Ltd.	20,891	566,576
Tabcorp Holdings Ltd.	44,302	572,430
		31,212,092

Australia - 3.5%
Voestalpine AG	327,996	22,808,062

Belgium - 4.3%
Colruyt SA	3,785	975,036
Delhaize Group	97,393	7,671,370
Dexia SA	693,244	19,775,637
		28,422,043

Canada - 3.4%
EnCana Corp.	177,500	13,505,716
Research In Motion Ltd.*	81,400	9,135,522
		22,641,238

Denmark - 1.0%
Topdanmark A/S*	2,850	480,189
Vestas Wind Systems A/S*	55,750	6,096,706
		6,576,895

Finland - 0.5%
Kesko Oyj, Series B*	39,400	2,039,270
Metso Oyj	17,804	962,301
		3,001,571

France - 8.8%
Air France-KLM	99,757	2,812,583
Cap Gemini SA	40,569	2,312,638
Casino Guichard-Perrachon SA	8,590	1,030,934
CNP Assurances SA	9,446	1,165,614
France Telecom SA	686,967	23,125,048
Peugeot SA	218,943	16,992,926
Sanofi-Aventis SA	17,435	1,309,380
Societe Generale	79,795	7,821,222
Thomson SA	75,086	522,130
Vallourec	3,061	743,879
		57,836,354

EQUITY SECURITIES - Cont'd	Shares	Value
Germany - 7.9%
Beiersdorf AG	56,829	$4,786,112
Commerzbank AG	45,637	1,428,070
Hypo Real Estate Holding AG	24,136	627,859
Muenchener Rueckversicherungs AG	139,762	27,362,607
Suedzucker AG	50,785	1,127,662
Volkswagen AG	56,681	16,450,229
		51,782,539

Greece - 0.3%
Alpha Bank AE	10,536	349,673
National Bank of Greece SA	33,005	1,743,225
		2,092,898

Hong Kong - 0.6%
Esprit Holdings Ltd.	310,600	3,729,666

Italy - 0.1%
Fondiaria-SAI SpA	4,555	188,894
Prysmian SpA*	19,979	426,892
		615,786

Japan - 20.0%
Aisin Seiki Co. Ltd.	266,200	9,916,523
Astellas Pharma, Inc.	73,000	2,821,750
Benesse Corp.	7,000	329,461
Brother Industries Ltd.	74,700	766,748
Central Japan Railway Co.	139	1,433,707
Daihatsu Motor Co. Ltd.	197,000	2,361,396
Dena Co. Ltd.	141	886,721
FUJIFILM Holdings Corp.	29,700	1,049,880
Fujitsu Ltd.	404,000	2,637,773
Hino Motors Ltd.	537,000	3,538,414
Kawasaki Kisen Kaisha Ltd.	627,000	6,084,148
Kobe Steel Ltd.	1,008,000	2,866,733
Konica Minolta Holdings, Inc.	426,000	5,776,127
Matsushita Electric Industrial Co., Ltd.	322,000	6,964,951
Mazda Motor Corp.	67	237
Mitsubishi Gas Chemical Co., Inc.	79,000	560,895
Mitsui OSK Lines Ltd.	1,460,000	17,617,665
Mitsumi Electric Co. Ltd.	36,200	1,141,899
Nintendo Co. Ltd.	52,700	27,125,776
Nippon Telegraph & Telephone Corp.	1,556	6,700,180
Nippon Yusen Kabushiki Kaisha	969,000	9,082,556
Nisshin Steel Co. Ltd.	3,056,000	10,557,981
NTT Data Corp.	165	720,409
Pioneer Corp.	32,800	325,175
Sanyo Electric Co. Ltd.*	1,671,000	3,514,020
Seiko Epson Corp.	17,100	459,779
Sumitomo Electric Industries Ltd.	215,600	2,724,687
Takefuji Corp.	46,900	990,977
Tokyo Electron Ltd.	7	425

EQUITY SECURITIES - Cont'd	Shares	Value
Japan - Cont'd
Tokyu Land Corp.	33,000	$206,539
Toyo Seikan Kaisha Ltd.	45,500	862,522
Toyoda Gosei Co. Ltd.	43,800	1,644,803
		131,670,857

Mexico - 0.3%
Empresas ESM, Contingent Deferred Distribution (b)(i)*	350,000	87,500
Grupo Financiero Banorte SAB de CV	37,300	161,754
Telefonos de Mexico SAB de CV	881,813	1,667,320
		1,916,574

Netherlands - 5.3%
Aegon NV	53,375	786,178
Corio NV	8,618	755,904
ING Groep NV (CVA) (s)	732,649	27,464,886
Koninklijke Philips Electronics NV	148,086	5,670,673
Oce NV	7,149	121,796
		34,799,437

Norway - 1.7%
Orkla ASA	198,300	2,514,939
Petroleum Geo-Services ASA	345,650	8,563,516
		11,078,455

Singapore - 0.2%
Neptune Orient Lines Ltd.	642,000	1,512,998

South Africa - 1.2%
ABSA Group Ltd.	62,402	777,946
Aveng Ltd.	39,211	279,305
BIDVest Group Ltd.	52,485	721,931
Community Growth Fund*	894,098	870,270
FirstRand Ltd.	472,112	927,699
MTN Group Ltd.	56,712	856,687
New Clicks Holdings Ltd.	89,730	155,822
Pick'n Pay Holdings Ltd.	61,200	92,674
Spar Group Ltd.	33,000	196,561
Telkom South Africa Ltd.	191,393	3,083,913
VenFin Ltd.*	55,800	169,610
		8,132,418

South Korea - 2.3%
KT Corp. (ADR)	639,200	15,181,000

SPAIN - 4.2%
Iberia Lineas Aereas de Espana SA	811,553	3,539,917
Repsol YPF SA	705,485	24,372,782
		27,912,699

EQUITY SECURITIES - Cont'd	Shares	Value
Sweden - 0.9%
Nordea Bank AB	92,000	$1,491,653
Skandinaviska Enskilda Banken AB	47,600	1,246,210
SKF AB, Series B	110,427	2,221,759
Vostok Gas Ltd.*	11,300	819,040
		5,778,662

Switzerland - 4.2%
Swatch Group AG	13,231	3,540,267
Zurich Financial Services AG	75,976	23,947,084
		27,487,351

Taiwan - 1.3%
AU Optronics Corp.	487,700	8,383,563

United Kingdom - 16.4%
3i Group plc	477,689	7,872,343
Aegis Group plc	446,172	1,100,726
Aggreko plc	21,559	276,316
Aviva plc	341,933	4,192,361
Barclays plc	360,574	3,243,196
British Airways plc*	998,723	4,645,209
British Land Co. plc	68,790	1,253,176
BT Group plc	2,987,180	12,885,516
Centrica plc	1,439,887	8,526,867
Compass Group plc	717,800	4,592,795
De La Rue plc	43,130	759,170
GlaxoSmithKline plc	36,574	774,124
Hays plc	681,266	1,545,445
HBOS plc	392,815	4,367,740
Home Retail Group plc	549,703	2,851,445
IG Group Holdings plc	57,874	376,048
IMI plc	192,190	1,735,338
International Power plc	201,191	1,589,909
Invensys plc*	193,323	863,668
J Sainsbury plc	6,198	42,211
Legal & General Group plc	436,907	1,096,520
Lloyds TSB Group plc	214,762	1,923,157
Marks & Spencer Group plc	53,013	407,619
Michael Page International plc	52,887	317,392
Mondi plc	113,197	939,489
National Express Group plc	6,916	138,007
Next plc	468,356	10,592,061
Northern Foods plc	679,817	1,245,200
Persimmon plc	61,871	939,787
Reckitt Benckiser Group plc	33,537	1,858,509
Royal Bank of Scotland Group plc	1,525,202	10,213,156
Schroders plc	60,395	1,124,824
Scottish & Southern Energy plc	118,360	3,299,535
Stagecoach Group plc	68,557	329,418
Tate & Lyle plc	311,561	3,340,546
Trinity Mirror plc	28,513	167,011
United Business Media plc	34,177	365,766

EQUITY SECURITIES - Cont'd	Shares	Value
United Kingdom - Cont'd
Whitbread plc	62,115	$1,439,289
Wm Morrison Supermarkets plc	798,260	4,346,820
		107,577,709

United States - 4.7%
Adobe Systems, Inc.*	54,300	1,932,537
Alberto-Culver Co.	24,328	666,830
AXIS Capital Holdings Ltd.	5,743	195,147
Big Lots, Inc.*	83,300	1,857,590
CenturyTel, Inc.	3,600	119,664
Cummins, Inc.	12,000	561,840
Deluxe Corp.	24,300	466,803
Distributed Energy Systems Corp.*	308,138	138,662
Evergreen Solar, Inc.*	1,400	12,978
Federated Investors, Inc., Class B	5,300	207,548
GameStop Corp.*	4,900	253,379
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	-
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share, expires
10/10/12) (b)(i)*	1,104	673
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Health Net, Inc.*	17,800	548,240
Integrated Device Technology, Inc.*	64,300	574,199
ITT Educational Services, Inc.*	71,400	3,279,402
MGIC Investment Corp.	46,100	485,433
Perini Corp.*	5,700	206,511
Pier 1 Imports, Inc.*	53,751	337,556
Powerspan Corp.:
Series A, Preferred (b)(i)*	45,455	140,136
Series B, Preferred (b)(i)*	20,000	73,964
Series C, Preferred (b)(i)*	239,566	299,458
Series C, Preferred, Warrants (strike price $1.14/share, expires
6/30/08) (b)(i)*	198	22
Warrants (b)(i)*	1	-
RF Technology, Inc. (b)(i)*	365,374	21,184
SMARTTHINKING, Inc.:
Series 1-A, Preferred (b)(i)*	104,297	172,388
Series 1-B, Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share, expires
5/26/15) (b)(i)*	11,920	2,143
Sotheby's	44,826	1,295,920
Symantec Corp.*	44,400	737,928
Terex Corp.*	55,105	3,444,063
Tidewater, Inc.	84,100	4,634,751
United Rentals, Inc.*	79,300	1,494,012
United Stationers, Inc.*	9,400	448,380

EQUITY SECURITIES - Cont'd	Shares	Value
United States - Cont'd
WellCare Health Plans, Inc.*	13,700	$533,615
Western Digital Corp.*	51,100	1,381,744
XL Capital Ltd.	107,889	3,188,120
		30,574,989

Total Equity Securities (Cost $657,345,808)		642,325,856

	Adjusted
Limited Partnership Interest - 0.5%	Basis
Balkan Financial Sector Equity Fund CV (b)(i)*	$395,341	443,057
China Environment Fund 2004 (b)(i)*	138,221	123,678
GNet Defta Development Holdings LLC (a)(b)(i)*	400,000	400,000
Emerald Cleantech Fund I (b)(i)*	881,995	788,579
SEAF Central and Eastern European Growth Fund LLC (a)(b)(i)*	353,848	424,814
SEAF India International Growth Fund LLC (b)(i)*	448,932	426,326
ShoreCap International LLC (b)(i)*	560,917	904,500
Terra Capital (b)(i)*	469,590	1

Total Limited Partnership Interest (Cost $3,648,844)		3,510,955

	Principal
Certificates of Deposit - 0.0%	Amount
Self Help Credit Union, 5.10%, 2/22/08 (b)(k)	100,000	99,780
ShoreBank, 4.80%, 3/15/08 (b)(k)	100,000	99,750

Total Certificates of Deposit (Cost $200,000)		199,530

Corporate Bonds - 0.1%
Mayer Laboratories, Inc., 6.00%, 12/31/10 (b)(i)	77,221	19,305
Micro Finance Bank of Azerbaijan, 8.477%, 8/29/12 (b)(i)	500,000	526,685
Powerspan Corp., 8.00%, 9/30/08 (b)(i)	77,230	77,230

Total Corporate Bonds (Cost $654,451)		623,220

High Social Impact Investments - 0.7%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08 (b)(i)(r)	4,431,583	4,378,360

Total High Social Impact Investments (Cost $4,431,583)		4,378,360

TOTAL INVESTMENTS (Cost $666,280,686) - 99.2%		651,037,921
Other assets and liabilities, net - 0.8%		5,195,393
Net Assets - 100%		$656,233,314

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value share authorized:
Class A: 22,396,633 shares outstanding		$430,987,877
Class B: 1,034,193 shares outstanding		19,664,363
Class C: 2,473,536 shares outstanding		46,611,695
Class I: 6,808,209 shares outstanding		149,765,934
Undistributed net investment income		1,454,273
Accumulated net realized gain (loss) on investments		22,969,325
Net unrealized appreciation (depreciation) on investments		(15,220,153)
Net Assets		$656,233,314

Net Asset Value Per Share
Class A (based on net assets of $448,936,808)		$20.04
Class B (based on net assets of $18,632,923)		$18.02
Class C (based on net assets of $43,290,086)		$17.50
Class I (based on net assets of $145,373,497)		$21.35

Abbreviations:
ADR: American Depositary Receipt
CVA: Certificaten Van Aandelen
LLC: Limited Liability Corporation

* Non-income producing security.

(a)   Affiliated company.

(b)   This security was valued by the Board of Directors. See Note A.

(i)   Restricted securities represent 1.5% of net assets of the Fund.

(k)   These certificates of deposit are fully insured by agencies of the federal government.

(r)   The coupon rate shown on floating or adjustable rate securities represents the rate period end.

(s)   114,000 shares of ING Groep NV have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Fund. There are no restrictions on the trading of this security.

See notes to financial statements.

Restricted Securities	Acquisition Dates	Cost
Balkan Financial Sector Equity Fund CV, LP	1/12/06 - 8/21/07	$395,341
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08	7/1/05-7/3/06	4,431,583
China Environment Fund 2004, LP	9/15/05 - 2/27/08	138,221
Emerald Cleantech Fund I, LP	7/19/01 - 11/23/07	881,995
Empresas ESM, Contingent Deferred Distribution	11/2/06	350,000
GNet Defta Development Holdings LLC	8/30/05	400,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share, expires 10/31/13)	11/4/04	-
Series A, Preferred	11/4/04	251,496
Series A, Preferred Warrants (strike price $1.00/share, expires 10/10/12)	11/4/04	-
Series B, Preferred	10/21/04-10/27/04	161,759
Series C, Preferred	6/1/06	52,886
Mayer Laboratories, Inc., 6.00%, 12/31/10	12/31/96	77,221
Micro Finance Bank of Azerbaijan, 8.477%, 8/29/12	8/29/2007	500,000
Powerspan Corp:
Note, 8.00%, 9/30/08	12/5/07	77,230
Series A, Preferred	8/20/97	250,000
Series B, Preferred	10/05/99	200,000
Series C, Preferred	12/21/04	273,105
Series C, Preferred Warrants (strike price $1.14/share, expires 6/30/08)	12/21/04	-
Warrants	12/5/07	-
RF Technology, Inc.	7/17/06	299,990
SEAF Central & Eastern European Growth Fund LLC, LP	8/10/00 - 2/23/06	353,848
SEAF India International Growth Fund LLC, LP	3/22/05 - 1/9/08	448,932
ShoreCap International LLC, LP	8/12/04 - 2/22/08	560,917
SMARTHINKING, Inc.:
Series 1-A, Preferred	4/22/03 - 5/27/05	159,398
Series 1-B, Preferred	6/10/03	250,000
Series 1-B, Preferred Warrants (strike price $0.01/share, expires
5/26/15)	5/27/05	-
Terra Capital, LP	11/23/98 - 3/14/06	469,590

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $405,429)	$7,721,905
Interest income	130,257
Total investment income	7,852,162

Expenses:
Investment advisory fee	2,599,558
Transfer agency fees and expenses	592,748
Administrative fees	1,099,664
Distribution Plan expenses:
Class A	611,660
Class B	104,609
Class C	232,286
Directors' fees and expenses	44,228
Custodian fees	218,497
Registration fees	14,055
Reports to shareholders	94,743
Professional fees	32,555
Miscellaneous	49,122
Total expenses	5,693,725
Fees waived	(87,236)
Fees paid indirectly	(16,095)
Net expenses	5,590,394

Net Investment Income	2,261,768

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	30,527,684
Foreign currency transactions	322,640
30,850,324

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(145,561,522)
Assets and liabilities denominated in foreign currencies	(48,882)
(145,610,404)

Net Realized and Unrealized Gain
(Loss)	(114,760,080)

Increase (Decrease) in Net Assets
Resulting From Operations	($112,498,312)

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008	Year Ended September 30, 2007

Operations:
Net investment income	$2,261,768	$8,135,485
Net realized gain (loss)	30,850,324	55,961,469
Change in unrealized appreciation or (depreciation)	(145,610,404)	67,417,506

Increase (Decrease) in Net Assets
Resulting From Operations	(112,498,312)	131,514,460

Distributions to shareholders from
Net investment income:
Class A Shares	(5,440,293)	(3,839,925)
Class B Shares	(49,983)	--
Class C Shares	(155,979)	(43,253)
Class I Shares	(2,781,430)	(1,999,003)
Net realized gain:
Class A Shares	(41,696,598)	(49,878,813)
Class B Shares	(1,960,365)	(2,464,859)
Class C Shares	(4,444,988)	(4,748,481)
Class I Shares	(13,436,422)	(14,709,871)
Total distributions	(69,966,058)	(77,684,205)

Capital share transactions:
Shares sold:
Class A Shares	48,187,450	133,605,954
Class B Shares	1,167,154	6,375,492
Class C Shares	5,399,929	17,701,072
Class I Shares	24,872,512	52,570,621
Reinvestment of distributions:
Class A Shares	43,519,038	49,826,723
Class B Shares	1,776,645	2,199,189
Class C Shares	3,463,645	3,734,138
Class I Shares	14,989,462	16,187,946
Redemption fees:
Class A Shares	1,045	4,503
Class B Shares	14	319
Class C Shares	64	194
Class I Shares	293	--
Shares redeemed:
Class A Shares	(65,955,504)	(74,496,801)
Class B Shares	(2,685,537)	(4,204,891)
Class C Shares	(4,286,462)	(6,104,947)
Class I Shares	(34,582,813)	(24,566,745)
Total capital share transactions	35,866,935	172,832,767

Total Increase (Decrease) in Net Assets	(146,597,435)	226,663,022

Net Assets
Beginning of period	802,830,749	576,167,727
End of period (including undistributed net investment income of $1,454,273 and $7,620,190, respectively)	$656,233,314	$802,830,749

See notes to financial statements.

Statements of Changes in Net Assets
Capital Share Activity	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares sold:
Class A Shares	2,183,921	5,472,834
Class B Shares	58,565	287,056
Class C Shares	276,248	822,287
Class I Shares	1,080,092	2,049,707
Reinvestment of distributions:
Class A Shares	1,928,697	2,150,894
Class B Shares	87,623	105,225
Class C Shares	175,843	183,379
Class I Shares	624,191	657,997
Shares redeemed:
Class A Shares	(3,092,110)	(3,055,400)
Class B Shares	(142,227)	(188,360)
Class C Shares	(235,284)	(282,083)
Class I Shares	(1,587,126)	(953,111)
Total capital share activity	1,358,433	7,250,425

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert World Values International Equity Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008, securities valued at $9,971,702 or 1.5% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .75% on the first $250 million, .725% on the next $250 million and .675% on the excess of $500 million. Under the terms of the agreement $386,065 was payable at period end. In addition, $138,641 was payable at period end for operating expenses paid by the Advisor during March 2008. For the six months ended March 31, 2008, the Advisor waived $87,236 of its fee.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009 for Class I. The contractual expense cap is 1.10%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of agreement $144,125 was payable at period end.

The Distributor received $73,125 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $121,491 for the six months ended March 31, 2008. Under the terms of the agreement $20,475 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A, Class B and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement $167,002 was payable at period end.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective January 1, 2008, each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Funds who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $431,474,921 and $465,770,879, respectively.

The cost of investments owned at March 31, 2008 for federal income tax purposes was $667,731,567. Net unrealized depreciation aggregated $16,693,646, of which $49,494,711 related to appreciated securities and $66,188,357 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $179,742 (acquired from Calvert South Africa Fund that merged into the Fund in September 2002) at September 30, 2007 may be utilized to offset future capital gains until expiration in September 2009.

The Fund's use of net capital loss carryforwards acquired from Calvert South Africa Fund may be limited under certain tax provisions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios, and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had $10,736,160 of outstanding borrowings at an interest rate of 3.50% at March 31, 2008. For the six months ended March 31, 2008 borrowings by the Fund under the Agreement were as follows:

Average Daily Balance $791,224	Weighted Average Interest Rate 4.12%	Maximum Amount Borrowed $10,793,478	Month of Maximum Amount Borrowed March 2008

Note E -- Affiliated Companies

An affiliated company is a company in which the Fund has a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares. Affiliated companies of the Fund are as follows:

Affiliates	Cost	Value
GNet Defta Development Holdings LLC	$400,000	$400,000
SEAF Central & Eastern European Growth Fund LLC	353,848	424,814
TOTALS	$753,848	$824,814

Note F -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $992,894 at March 31, 2008.

Financial Highlights
			Periods Ended
		March 31,	September 30,	September 30,
Class A Shares		2008	2007	2006
Net asset value, beginning		$25.57	$23.87	$20.29
Income from investment operations
Net investment income (loss)		.04	.22	.24
Net realized and unrealized gain (loss)		(3.40)	4.61	3.51
Total from investment operations		(3.36)	4.83	3.75
Distributions from
Net investment income		(.24)	(.20)	(.17)
Net realized gain		(1.93)	(2.93)	--
Total distributions		(2.17)	(3.13)	(.17)
Total increase (decrease) in net asset value		(5.53)	1.70	3.58
Net asset value, ending		$20.04	$25.57	$23.87

Total return*		(14.02%)	21.72%	18.58%
Ratios to average net assets:A
Net investment income (loss)		.55% (a)	1.08%	1.19%
Total expenses		1.64% (a)	1.62%	1.73%
Expenses before offsets		1.62% (a)	1.60%	1.72%
Net expenses		1.61% (a)	1.60%	1.71%
Portfolio turnover		59%	82%	120%
Net assets, ending (in thousands)		$448,937	$546,564	$401,195

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2005	2004 (z)	2003
Net asset value, beginning		$16.60	$14.55	$11.99
Income from investment operations
Net investment income (loss)		.21	.10	.09
Net realized and unrealized gain (loss)		3.59	2.12	2.53
Total from investment operations	.	3.80	2.22	2.62
Distributions from
Net investment income		(.11)	(.17)	(.06)
Net realized gains		--	--	--
Total distributions		(.11)	(.17)	(.06)
Total increase (decrease) in net asset value		3.69	2.05	2.56
Net asset value, ending		$20.29	$16.60	$14.55

Total return*		22.95%	15.30%	21.93%
Ratios to average net assets:A
Net investment income (loss)		1.23%	.60%	.72%
Total expenses		1.86%	1.97%	2.07%
Expenses before offsets		1.86%	1.97%	2.05%
Net expenses		1.85%	1.96%	2.05%
Portfolio turnover		49%	72%	71%
Net assets, ending (in thousands)		$297,151	$213,524	$162,699

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2008	2007	2006
Net asset value, beginning	$23.11	$21.85	$18.61
Income from investment operations
Net investment income (loss)	(.04)	.09	.06
Net realized and unrealized gain (loss)	(3.07)	4.10	3.18
Total from investment operations	(3.11)	4.19	3.24
Distributions from:
Net investment income	(.05)	--	**
Net realized gain	(1.93)	(2.93)	--
Total distributions	(1.98)	(2.93)	**
Total increase (decrease) in net asset value	(5.09)	1.26	3.24
Net asset value, ending	$18.02	$23.11	$21.85

Total return*	(14.40%)	20.60%	17.43%
Ratios to average net assets:A
Net investment income (loss)	(.42%) (a)	.13%	.18%
Total expenses	2.59% (a)	2.57%	2.73%
Expenses before offsets	2.57% (a)	2.54%	2.72%
Net expenses	2.57% (a)	2.54%	2.70%
Portfolio turnover	59%	82%	120%
Net assets, ending (in thousands)	$18,633	$23,805	$18,053

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2005	2004 (z)	2003
Net asset value, beginning	$15.30	$13.57	$11.33
Income from investment operations
Net investment income (loss)	.15	(.08)	(.08)
Net realized and unrealized gain (loss)	3.16	1.97	2.38
Total from investment operations	3.31	1.89	2.30
Distributions from:
Net investment income	--	(.16)	(.06)
Net realized gains	--	--	--
Total distributions	--	(.16)	(.06)
Total increase (decrease) in net asset value	3.31	1.73	2.24
Net asset value, ending	$18.61	$15.30	$13.57

Total return*	21.63%	13.95%	20.34%
Ratios to average net assets:A
Net investment income (loss)	.20%	(.54%)	(.64%)
Total expenses	2.92%	3.14%	3.44%
Expenses before offsets	2.92%	3.14%	3.42%
Net expenses	2.91%	3.13%	3.41%
Portfolio turnover	49%	72%	71%
Net assets, ending (in thousands)	$14,232	$8,934	$6,176

See notes to financial highlights.

Financial Highlights
			Periods Ended
		March 31,	September 30,	September 30,
Class C Shares		2008	2007	2006
Net asset value, beginning		$22.51	$21.34	$18.18
Income from investment operations
Net investment income (loss)		(.02)	.13	.13
Net realized and unrealized gain (loss)		(3.00)	3.99	3.06
Total from investment operations		(3.02)	4.12	3.19
Distributions from:
Net investment income		(.06)	(.02)	(.03)
Net realized gain		(1.93)	(2.93)	--
Total distributions		(1.99)	(2.95)	(.03)
Total increase (decrease) in net asset value		(5.01)	1.17	3.16
Net asset value, ending		$17.50	$22.51	$21.34

Total return*		(14.36%)	20.81%	17.55%
Ratios to average net assets:A
Net investment income (loss)		(.25%) (a)	.31%	.38%
Total expenses		2.45% (a)	2.43%	2.57%
Expenses before offsets		2.43% (a)	2.41%	2.56%
Net expenses		2.42% (a)	2.40%	2.55%
Portfolio turnover		59%	82%	120%
Net assets, ending (in thousands)		$43,290	$50,790	$32,723

			Years Ended
		September 30,	September 30,	September 30,
Class C Shares		2005	2004 (z)	2003
Net asset value, beginning		$14.91	$13.18	$10.97
Income from investment operations
Net investment income (loss)		.15	(.04)	(.03)
Net realized and unrealized gain (loss)		3.12	1.92	2.30
Total from investment operations	.	3.27	1.88	2.27
Distributions from
Net investment income		--	(.15)	(.06)
Net realized gains		--	--	--
Total distributions		--	(.15)	(.06)
Total increase (decrease) in net asset value		3.27	1.73	2.21
Net asset value, ending		$18.18	$14.91	$13.18

Total return*		21.93%	14.33%	20.72%
Ratios to average net assets:A
Net investment income (loss)		.38%	(.25%)	(.27%)
Total expenses		2.75%	2.85%	3.09%
Expenses before offsets		2.75%	2.85%	3.07%
Net expenses		2.74%	2.84%	3.07%
Portfolio turnover		49%	72%	71%
Net assets, ending (in thousands)		$22,856	$14,533	$9,764

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2008	2007	2006
Net asset value, beginning	$27.15	$25.16	$21.32
Income from investment operations
Net investment income	.10	.34	.37
Net realized and unrealized gain (loss)	(3.60)	4.93	3.72
Total from investment operations	(3.50)	5.27	4.09
Distributions from:
Net investment income	(.37)	(.35)	(.25)
Net realized gain	(1.93)	(2.93)	--
Total distributions	(2.30)	(3.28)	(.25)
Total increase (decrease) in net asset value	(5.80)	1.99	3.84
Net asset value, ending	$21.35	$27.15	$25.16

Total return*	(13.71%)	22.49%	19.35%
Ratios to average net assets:A
Net investment income (loss)	1.22% (a)	1.74%	1.84%
Total expenses	1.00% (a)	.98%	1.07%
Expenses before offsets	.97% (a)	.96%	1.06%
Net expenses	.97% (a)	.96%	1.05%
Portfolio turnover	59%	82%	120%
Net assets, ending (in thousands)	$145,373	$181,672	$124,197

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2005	2004 (z)	2003
Net asset value, beginning	$17.45	$15.17	$12.38
Income from investment operations
Net investment income	.27	.27	.22
Net realized and unrealized gain (loss)	3.88	2.19	2.63
Total from investment operations	4.15	2.46	2.85
Distributions from:
Net investment income	(.28)	(.18)	(.06)
Net realized gains	--	--	--
Total distributions	(.28)	(.18)	(.06)
Total increase (decrease) in net asset value	3.87	2.28	2.79
Net asset value, ending	$21.32	$17.45	$15.17

Total return*	23.92%	16.25%	23.12%
Ratios to average net assets:A
Net investment income (loss)	2.04%	1.60%	1.65%
Total expenses	1.17%	1.23%	1.39%
Expenses before offsets	1.11%	1.11%	1.09%
Net expenses	1.10%	1.10%	1.09%
Portfolio turnover	49%	72%	71%
Net assets, ending (in thousands)	$89,974	$48,420	$18,026

See notes to financial highlights.

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)   Annualized.

(z)   Per share figures are calculated using the Average Share Method.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

**   Distribution is less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 4, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicates that the Fund's performance was below the median of its peer group for the one-, three- and five-year annualized periods ended June 30, 2007. The Fund underperformed its Lipper index for the one-, three- and five-year annualized periods ended June 30, 2007. The Board noted the change in the Subadvisor of the Fund in March, 2006 and that the performance information in the report of the independent third party prior to that date did not reflect the performance of the new Subadvisor. The Board also considered management's discussion of the Fund's recent performance and the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that appropriate action was being taken by the Advisor to address the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered that the advisory fee schedule for the Fund contained breakpoints that reduced the advisory fee rate on assets above specified levels, noting that the Fund currently benefited from such economies of scale. The Board also received information showing the effective fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and considered the additional economies of scale that might be realized if the assets of the Fund increased. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year annualized periods ended June 30, 2007 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon it review, the Board determined that the sub-advisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weights to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action has been taken by the Advisor to address the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert World Values International Equity Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

March 31, 2008
Semi-Annual Report
Calvert Capital
Accumulation Fund

Calvert
Investments that make a difference

A UNIFI Company

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Statement of Net Assets
12

Statement of Operations
15

Statements of Changes in Net Assets
16

Notes to Financial Statements
18

Financial Highlights
23

Explanation of Financial Tables
28

Proxy Voting and Availability of Quarterly Portfolio Holdings
30

Basis for Board's Approval of Investment Advisory Contracts
30

Dear Shareholders:

The six months ended March 31, 2008 featured deep turmoil in the financial markets in response to the subprime mortgage crisis, with steep declines in the equity markets. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. Against this backdrop, Calvert's socially responsible equity portfolio managers continued to face significant market headwinds. As oil prices remained high, energy stocks continued to fare well and persistent problems in the Financial sector hampered stock performance in that arena. Working in our favor, however, was a flight to quality as investors favored stocks with dependable earnings and dividends.

By the numbers, the broad-market equity benchmark Standard & Poor's 500 Index returned -12.46% from October 1, 2007 through March 31, 2008. The Russell 1000 Index of large-cap stocks returned -12.41% over the six months, while the small-cap benchmark Russell 2000 Index posted a -14.02% return. Stocks outside the U.S. fared slightly better during the reporting period but still lost significant ground. The Citigroup/S&P World ex-U.S. Extended Market Index, a benchmark for foreign stocks, returned -11.24%.

Fed Takes Aggressive Action

The Federal Reserve has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points. Even more significant than the central bank's loosening of monetary policy were its actions in March, when it orchestrated a buyout of investment firm Bear Stearns to prevent it from abruptly going out of business. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Flight to Quality

Amid the market turbulence, no style of equity investment was truly dominant during the six-month period. In the fourth quarter of 2007, growth stocks generally outperformed value shares in a continuation of a trend that lasted for most of 2007. However, in the first quarter of 2008 that trend reversed and value stocks started to perform better than growth companies.

In terms of sector performance during the reporting period, most stock sectors lost value. Financial stocks had some of the most precipitous declines as investors remain extremely wary about the subprime mortgage exposures of banks and other financial companies. However, some stocks in other market sectors may be underpriced in light of their long-term value. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Now, in this more cautious environment, we see opportunities for the higher-quality stocks largely favored in our equity portfolios to shine.

Climate Change, Sudan Inroads

Shareholder advocacy means using our position as an owner in a company to push for improved corporate performance. Calvert routinely engages companies, policymakers, and other investors on critical governance and sustainability challenges. For 2008, Calvert is off to a strong start for the proxy voting season. To date, we have filed 25 resolutions and co-filed another four resolutions on our core issues (e.g., climate change, diversity, and disclosure) as well as the Sudan, privacy rights, and product safety. Overall, of the 29 submitted, 16 have thus far been withdrawn after the company involved agreed to address our concerns. For more information on the proxy votes, please visit www.calvert.com, select the "Socially Responsible Investing" tab and click on "Shareholder Advocacy."

Sudan Divestment

Calvert's continued partnership with the Sudan Divestment Task Force and the Save Darfur Coalition takes a variety of approaches to working to end this humanitarian crisis. As part of a coalition, we have filed shareholder resolutions calling on six major Wall Street firms that are among the largest U.S. shareholders of foreign oil companies to push Sudan to end the violence in Darfur.

In addition, Calvert was the only investment firm to submit a comment letter to the Securities and Exchange Commission (SEC) during the period it considered implementing regulations related to mutual funds' divestment from the Sudan. The SEC rule that went into effect on April 30 included "safe harbor" legal protections for mutual funds under the Sudan Accountability and Divestment Act that President Bush signed into law on December 31. Calvert lobbied the SEC to require strong disclosure requirements for mutual funds regarding any continued ownership of companies with operations in the Sudan and links to the country's government, which the SEC adopted in its rule.

In our March 14 comment letter, Calvert assistant vice president and associate general counsel Ivy Wafford Duke wrote "...it is the right of investors to ensure that their investments do not support genocide and do support peace and security in the Sudan. Full and complete disclosure by divesting companies helps advance this effort." We were gratified that the SEC incorporated this and several other provisions advanced by Calvert into its new rule.

Maintain a Long-Term View

In tough markets, investors should pay close attention to corporate fundamentals and sustainable business practices. The type of bottom-up, fundamental analysis that many of Calvert's portfolio managers conduct tends to favor companies that exhibit sustainable business practices and long-term financial performance.

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2008.

Renewable Energy

Last fall, Calvert collaborated with the Investor Network on Climate Risk policy working group (coordinated by Ceres) to create legislation that will establish incentives to improve energy efficiency, accelerate renewable energy, and boost vehicle fuel economy standards. In February, we also testified at the Maryland House of Delegates in support of its Global Warming Solutions Act. And in March, we participated in a "Policy Tour" organized by the Clean Technology and Sustainable Industries Organization to impress upon legislators the importance of policies that will encourage the growth of a clean technology and sustainable energy industry in the U.S.

Indigenous Peoples' Rights

To encourage the participation of Native American leaders in Indigenous Peoples' rights advocacy activities, Calvert co-sponsored a one-day pre-conference event at the annual SRI in the Rockies conference called "Native American Leaders for SRI" with the Indigenous Peoples Task Force of the Social Investment Forum. The unprecedented American Indian engagement at the event brought together leaders from 13 American Indian Tribes with socially responsible investment practitioners (money managers, community investors, and social researchers).

Subprime Lending

Calvert has developed an advocacy plan in response to the subprime mortgage crisis to persuade mortgage lenders across the industry to adopt transparent, responsible lending policies--which we believe will reduce the number of risky loans to borrowers who are the least able to repay.

Special Equities

A modest but important portion of certain Funds is allocated to venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. We recently increased our investment in groSolar (Global Resource Options, Inc.), a Vermont-based installer of solar cells and panels. Since our first purchase, the company acquired Energy Outfitters in December 2006, and now has broad solar distribution network in North America.1

Given the success of our investment in the China Environment Fund II (2004), we have invested with the same team for the China Environment Fund III.1 Both funds have the same core philosophy and approach, but the holdings vary because of changing market conditions and events. Calvert was the only U.S. investor to participate in the China Environment Fund II, and its success has encouraged more interest in cleantech companies within China.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investment (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2

During the reporting period, the Calvert Social Investment Foundation made its first loan in the local currency to microfinance organization EDPYME Edyficar in Peru. This enables us to make the loan without passing on the risk that the dollar will be devalued, effectively reducing the amount of the loan.

Given the current economic environment in the U.S., it's also notable that the Foundation's Affordable Housing Portfolio continues to provide affordable financing and homes to low-income communities while avoiding the delinquencies and foreclosure rates common among conventional mortgage banking providers. The Portfolio currently holds $20 million in loans to 36 successful, nationally recognized nonprofit housing developers and lenders.

We appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2008, groSolar (Global Resource Options, Inc.) was 0.26% of CSIF Equity Portfolio; China Environment Fund II (2004) was 0.01% of CSIF Equity Portfolio and 0.02% of Calvert World Values International Equity Fund; and China Environment Fund III was 0.01% of Calvert Large Cap Growth Fund.

2. As of March 31, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.19%; Calvert World Values International Equity Fund, 0.67%; Calvert New Vision Small Cap Fund, 1.07%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

Portfolio Management Discussion

Michelle Clayman
Nathaniel Paull
of New Amsterdam Partners LLC

Performance

In the six months ended March 31, 2008, Calvert Capital Accumulation Fund Class A shares (at NAV) returned -8.70% compared with -12.46% for the Russell Midcap® Growth Index. Strong sector and stock selection helped temper the Fund's decline versus the Index.

Investment Climate

The stock market moved lower over the past six months, with mid-cap, large-cap, and small-cap stocks falling about equally--with returns of -13.2%, -12.4%, and -14.04%, respectively.1

A consumer pullback caused growth in gross domestic product (GDP) to slow to an anemic 0.6% pace during the first three months of the reporting period. Consumers have seen their net worth decline along with housing prices and the stock market. Rising food and energy costs are taking an increasing share of the wallet. And despite two percentage points of interest-rate cuts by the Federal Reserve (Fed), mortgage rates have not decreased much.

Ongoing market turmoil means that credit is still tight, making it harder and more expensive for both consumers and businesses to borrow money. As a result, the services sector is weakening and orders for durable goods are slowing.

Portfolio Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 3/31/08	12 Months ended 3/31/08
Class A	(8.70%)	(2.53%)
Class B	(9.07%)	(3.38%)
Class C	(9.01%)	(3.27%)
Class I	(8.31%)	(1.74%)
Russell Mid-Cap Growth Index**	(12.46%)	(4.55%)
Lipper Mid-Cap Growth Funds Avg.	(13.82%)	(2.82%)

Ten Largest Stock Holdings
	% of Net Assets
Superior Energy Services, Inc.	4.5%
Rofin-Sinar Technologies, Inc.	4.2%
Dionex Corp.	4.0%
St. Mary Land & Exploration Co.	3.5%
Praxair, Inc.	3.5%
Ross Stores, Inc.	3.4%
FMC Technologies, Inc.	3.2%
Hospira, Inc.	3.2%
Amphenol Corp.	3.2%
Reliance Steel & Aluminum Co.	3.1%
Total	35.8%

Economic Sectors	% of total investments
Consumer Discretionary	10.2%
Consumer Staples	4.6%
Energy	11.3%
Financials	5.7%
Health Care	17.5%
Industrials	10.4%
Information Technology	24.9%
Materials	6.6%
U.S. Government Agency Obligations	3.7%
Utilities	5.1%
Total	100%

*  Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**  Source: Lipper Analytical Services, Inc.

Portfolio Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(7.15%)
Five year	8.13%
Ten year	1.66%

Class B Shares
One year	(8.21%)
Five year	8.09%
Ten year	1.25%

Class C Shares
One year	(4.23%)
Five year	8.32%
Ten year	1.36%

Portfolio Statistics
March 31, 2008
Average Annual Total Returns
Class I Shares*
One year	(1.74%)
Five year	10.08%
Since inception	3.01%
(2/26/99)

Performance Comparison
Comparison of change in value of $10,000 investment.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through June 3, 2003.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

**Source: Lipper Analytical Services, Inc.

Portfolio Strategy

Portfolio Changes

Over the past six months, we sold 10 holdings and purchased six new ones. FMC Technologies, an oil equipment and service company, was added to build our exposure to the Energy sector. The Information Technology sector saw the most turnover, as three stocks with increasingly cloudy outlooks were replaced with Flir Systems, a thermal and infrared imaging company, global enterprise software provider Sybase, and Dolby Laboratories, an audio technology company. We also trimmed our Financials allocation by selling three companies, including Ambac Financial Group and First Marblehead, which fell 79.2% and 56.3%, respectively, due to turmoil in the financial markets.2

Key Performance Factors

Strong sector and stock selection allowed us to be somewhat defensive in a down market. Specifically, the Fund benefited from an underweight to the Consumer Discretionary and Telecommunications sectors, as well as stock selections in Information Technology, Consumer Discretionary, and Industrials. Positive earnings surprises boosted Rofin-Sinar Technologies (27.9%), new addition Watson Wyatt Worldwide (21.7%), and Ross Stores (17.6%). Genlyte Group surged 48% before we sold it on news that it would be acquired by Phillips Electronics. Energy holding Superior Energy Services rose 11.8% after winning a major contract to decommission damaged drilling rigs in the Gulf of Mexico.

However, an underweight to Energy, overweight to Information Technology, and stock selection in Financials and Consumer Staples were disappointing. In addition to the holdings we mentioned above, investment manager Affiliated Managers Group (-28.8%) lost ground amid the market turmoil. Hansen Natural (-37.7%) suffered from slowing sales growth of its beverages and increased competition.

Currently, the Fund has an overweight to the Health Care and Information Technology sectors and an underweight to Financials, Industrials, and Consumer Discretionary.

Market Outlook

Looking forward, we believe that the U.S. will narrowly avoid a recession and that GDP will end the year in the 1% to 2% growth range. While we expect stubbornly high food and energy prices to keep headline inflation around 3.5% to 4%, more interest-rate reductions from the Fed are possible. Meanwhile, the weak U.S. dollar and stronger economic growth abroad will continue to help exports.

While unemployment has thus far stayed relatively low, the potential of a spike in the jobless rate remains the biggest risk to the economy, followed by an energy supply disruption, global turmoil, and rising debt default levels for consumers and businesses. The upcoming presidential election may inject some uncertainty into the markets as well.

We believe the likelihood of further downward revisions to earnings guidance--and possibly more big write-offs in the Financials sector--will keep the market choppy. But we think rebounds in beaten-down areas should drive the overall U.S. stock market to eke out a single-digit positive return this year.

As some of the turmoil subsides in the coming months, we will look for opportunities to add to our holdings in the Financial and Consumer Discretionary sectors, which are currently underweighted in the Fund.

April 2008

1. Mid-cap stocks are represented by the Russell Mid Cap Index, large-cap stocks by the Russell 1000® Index, and small-cap stocks by the Russell 2000® Index for the six-month period ending March 31, 2008.

2. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2008, the following companies represented the following percentages of Fund net assets: FMC Technologies 3.22%, Flir Systems 2.41%, Sybase 2.81%, Dolby Laboratories 1.19%, Ambac 0%, First Marblehead 0%, Rofin-Sinar Technologies 4.23%, Watson Wyatt 2.52%, Ross Stores 3.37%, Genlyte 0%, Phillips 0%, Superior Energy Services 4.49%, Affiliated Managers 2.56%, and Hansen Natural 2.16%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$913.00	$7.94
Hypothetical	$1,000.00	$1,016.69	$8.38
(5% return per year before expenses)
Class B
Actual	$1,000.00	$909.30	$12.22
Hypothetical	$1,000.00	$1,012.20	$12.88
(5% return per year before expenses)
Class C
Actual	$1,000.00	$909.90	$11.56
Hypothetical	$1,000.00	$1,012.90	$12.18
(5% return per year before expenses)
Class I
Actual	$1,000.00	$916.90	$4.12
Hypothetical	$1,000.00	$1,020.70	$4.34
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.66%, 2.56%, 2.42% and 0.86% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Statement of Net Assets
March 31, 2008
Equity Securities - 95.0%	Shares	Value
Beverages - 2.2%
Hansen Natural Corp.*	72,000	$2,541,600

Capital Markets - 4.5%
Affiliated Managers Group, Inc.*	33,200	3,012,568
Federated Investors, Inc., Class B*	58,500	2,290,860
		5,303,428

Chemicals - 3.5%
Praxair, Inc.	48,700	4,102,001

Commercial Services & Supplies - 2.5%
Watson Wyatt Worldwide, Inc.	52,200	2,962,350

Diversified Consumer Services - 3.0%
Strayer Education, Inc.	23,050	3,515,125

Electronic Equipment & Instruments - 15.6%
Amphenol Corp.	99,800	3,717,550
Dolby Laboratories, Inc.*	38,400	1,392,384
FLIR Systems, Inc.*	94,300	2,837,487
Itron, Inc.*	40,800	3,681,384
Mettler-Toledo International, Inc.*	17,400	1,689,888
Rofin-Sinar Technologies, Inc.*	110,800	4,974,920
		18,293,613

Energy Equipment & Services - 7.7%
FMC Technologies, Inc.*	66,650	3,791,718
Superior Energy Services, Inc.*	133,000	5,269,460
		9,061,178

Gas Utilities - 5.1%
Energen Corp.	49,400	3,077,620
Oneok, Inc.	66,200	2,954,506
		6,032,126

Health Care Equipment & Supplies - 3.2%
Hospira, Inc.*	87,400	3,738,098

Health Care Providers & Services - 5.6%
DaVita, Inc.*	65,100	3,109,176
Laboratory Corp. of America Holdings*	46,500	3,426,120
		6,535,296

Household Durables - 1.8%
Tupperware Brands Corp.	54,800	2,119,664

Household Products - 2.5%
Church & Dwight Co., Inc.	53,250	2,888,280

Equity Securities - Cont'd	Shares	Value
IT Services - 2.2%
Global Payments, Inc.	62,600	$2,589,136

Life Sciences - Tools & Services - 6.5%
Dionex Corp.*	60,700	4,673,293
Millipore Corp.*	44,800	3,019,968
		7,693,261

Machinery - 6.0%
Donaldson Co., Inc.	91,500	3,685,620
Middleby Corp.*	53,410	3,332,250
		7,017,870

Media - 2.0%
Meredith Corp.	61,800	2,363,850

Metals & Mining - 3.1%
Reliance Steel & Aluminum Co.	61,800	3,699,348

Office Electronics - 1.9%
Xerox Corp.	151,600	2,269,452

Oil, Gas & Consumable Fuels - 3.5%
St. Mary Land & Exploration Co.	107,800	4,150,300

Pharmaceuticals - 2.2%
Endo Pharmaceuticals Holdings, Inc.*	108,400	2,595,096

Software - 5.1%
ANSYS, Inc.*	79,400	2,740,888
Sybase, Inc.*	125,700	3,305,910
		6,046,798

Specialty Retail - 3.4%
Ross Stores, Inc.	132,100	3,957,716

Trading Companies & Distributors - 1.9%
WESCO International, Inc.*	60,100	2,193,049

Total Equity Securities (Cost $94,755,167)		111,668,635

	Principal
High Social Impact Investments - 1.2%	Amount	Value
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08 (b)(i)(r)	$1,419,488	$1,402,440

Total High Social Impact Investments (Cost $1,419,488)		1,402,440

U.S. Government Agencies
and Instrumentalities - 3.8%
Federal Home Loan Bank Discount Notes, 4/1/08	4,400,000	4,400,000

Total U.S. Government Agencies and Instrumentalities
(Cost $4,400,000)		4,400,000

TOTAL INVESTMENTS (Cost $100,574,655) - 100.0%		117,471,075
Other assets and liabilities, net - 0.0%		25,449
Net Assets - 100%		$117,496,524

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 3,669,176 shares outstanding		$83,893,499
Class B: 419,037 shares outstanding		10,652,807
Class C: 515,734 shares outstanding		10,872,288
Class I: 135,378 shares outstanding		3,081,458
Undistributed net investment income (loss)		(702,939)
Accumulated net realized gain (loss) on investments		(7,197,009)
Net unrealized appreciation (depreciation) on investments		16,896,420

Net Assets		$117,496,524

Net Asset Value Per Share:
Class A (based on net assets of $92,802,627)		$25.29
Class B (based on net assets of $9,620,254)		$22.96
Class C (based on net assets of $11,505,203)		$22.31
Class I (based on net assets of $3,568,440)		$26.36

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/08	7/1/05 - 7/3/06	$1,419,488

*   Non income producing security.

(b)   This security was valued by the Board of Directors, see Note A.

(i)   Restricted securities represent 1.2% of the net assets of the Fund.

(r)   The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2008
Net Investment Income
Investment Income:
Dividend income	$352,971
Interest income	75,138
Total investment income	428,109

Expenses:
Investment advisory fee	411,044
Transfer agency fees and expenses	185,242
Administrative Services fees	155,376
Distribution Plan expenses:
Class A	174,626
Class B	53,177
Class C	62,147
Directors' fees and expenses	7,238
Custodian fees	16,328
Registration fees	20,362
Reports to shareholders	38,566
Professional fees	13,138
Miscellaneous	6,795
Total expenses	1,144,039
Reimbursement from Advisor:
Class I	(6,132)
Fees paid indirectly	(6,859)
Net expenses	1,131,048

Net Investment Income (Loss)	(702,939)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(7,124,994)
Change in unrealized appreciation or (depreciation)	(3,583,584)

Net Realized and Unrealized Gain
(Loss) on Investments	(10,708,578)

Increase (Decrease) in Net Assets
Resulting From Operations	($11,411,517)

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Operations:
Net investment income (loss)	($702,939)	($1,525,628)
Net realized gain (loss)	(7,124,994)	5,343,957
Change in unrealized appreciation
or (depreciation)	(3,583,584)	17,341,015

Increase (Decrease) in Net Assets
Resulting From Operations	(11,411,517)	21,159,344

Distributions to shareholders from:
Net realized gain:
Class A Shares	(1,537,123)	--
Class B Shares	(181,192)	--
Class C Shares	(216,492)	--
Class I Shares	(50,422)	--
Total distributions	(1,985,229)	--

Capital share transactions:
Shares sold:
Class A Shares	4,856,026	14,800,092
Class B Shares	347,745	797,678
Class C Shares	451,094	1,085,657
Class I Shares	471,349	1,286,531
Reinvestment of distributions:
Class A Shares	1,448,690	--
Class B Shares	170,117	--
Class C Shares	181,237	--
Class I Shares	50,422	--
Redemption fees:
Class A Shares	122	1,261
Class B Shares	185	24
Class C Shares	17	31
Shares redeemed:
Class A Shares	(11,000,714)	(26,889,644)
Class B Shares	(1,305,928)	(4,896,308)
Class C Shares	(1,013,876)	(2,615,523)
Class I Shares	(938,524)	(908,869)
Total capital share transactions	(6,282,038)	(17,339,070)

Total Increase (Decrease) in Net Assets	(19,678,784)	3,820,274

Net Assets
Beginning of period	137,175,308	133,355,034
End of period (including net investment loss of $702,939 and $0, respectively)	$117,496,524	$137,175,308

See notes to financial statements.

Statements of Changes in Net Assets

Capital Share Activity	Six Months Ended March 31, 2008	Year Ended September 30, 2007
Shares sold:
Class A Shares	182,594	554,857
Class B Shares	14,240	33,029
Class C Shares	18,888	46,390
Class I Shares	17,492	48,154
Reinvestment of distributions:
Class A Shares	51,924	--
Class B Shares	6,700	--
Class C Shares	7,349	--
Class I Shares	1,738	--
Shares redeemed:
Class A Shares	(406,923)	(1,021,377)
Class B Shares	(54,425)	(201,997)
Class C Shares	(42,928)	(111,461)
Class I Shares	(31,711)	(32,652)
Total capital share activity	(235,062)	(685,057)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Capital Accumulation Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A Shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges; and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008 securities valued at $1,402,440, or 1.2% of net assets, were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is payable to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund's average daily net assets. Under the terms of the agreement, $64,071 was payable at period end. In addition, $34,864 was payable at period end for operating expenses paid by the Advisor during March 2008.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009 for Class I. The contractual expense cap is 0.86%. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly of .25% for Class A, Class B and Class C, and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $24,200 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35%, 1.00% and 1.00% annually of average daily net assets of Class A, Class B, and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .35%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B, and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $45,019 was payable at period end.

The Distributor received $13,676 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CSSI received a fee of $50,312 for the six months ended March 31, 2008. Under the terms of the agreement, $8,382 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective January 1, 2008, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Fund who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $20,962,413 and $29,629,394, respectively.

The cost of investments owned at March 31, 2008 for federal income tax purposes was $100,575,192. Net unrealized appreciation aggregated $16,895,883, of which $21,049,394 related to appreciated securities and $4,153,511 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2008. For the six months ended March 31, 2008, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance $7,867	Weighted Average Interest Rate 5.30%	Maximum Amount Borrowed $920,224	Month of Maximum Amount Borrowed November 2007

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2008	2007 (z)	2006
Net asset value, beginning	$28.11	$24.02	$23.42
Income from investment operations
Net investment income (loss)	(.13)	(.26)	(.27)
Net realized and unrealized gain (loss)	(2.28)	4.35	.87
Total from investment operations	(2.41)	4.09	.60
Distributions from
Net realized gain	(.41)	--	--
Total distributions	(.41)	--	--
Total increase (decrease) in net asset value	(2.82)	4.09	.60
Net asset value, ending	$25.29	$28.11	$24.02

Total return*	(8.70%)	17.03%	2.56%
Ratios to average net assets:A
Net investment income (loss)	(.98%) (a)	(.98%)	(1.05%)
Total expenses	1.67% (a)	1.66%	1.71%
Expenses before offsets	1.67% (a)	1.66%	1.71%
Net expenses	1.66% (a)	1.64%	1.69%
Portfolio turnover	17%	47%	31%
Net assets, ending (in thousands)	$92,803	$107,976	$103,499

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2005	2004	2003
Net asset value, beginning	$21.60	$19.82	$15.79
Income from investment operations
Net investment income (loss)	(.31)	(.32)	(.26)
Net realized and unrealized gain (loss)	2.13	2.10	4.29
Total from investment operations	1.82	1.78	4.03
Total increase (decrease) in net asset value	1.82	1.78	4.03
Net asset value, ending	$23.42	$21.60	$19.82

Total return*	8.43%	8.98%	25.52%
Ratios to average net assets:A
Net investment income (loss)	(1.26%)	(1.41%)	(1.48%)
Total expenses	1.68%	1.73%	1.82%
Expenses before offsets	1.68%	1.73%	1.82%
Net expenses	1.68%	1.72%	1.81%
Portfolio turnover	157%	101%	170%
Net assets, ending (in thousands)	$110,970	$111,520	$104,878

See notes to financial highlights.

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2008	2007 (z)	2006
Net asset value, beginning	$25.66	$22.13	$21.76
Income from investment operations
Net investment income (loss)	(.24)	(.45)	(.49)
Net realized and unrealized gain (loss)	(2.05)	3.98	.86
Total from investment operations	(2.29)	3.53	.37
Distributions from
Net realized gain	(.41)	--	--
Total distributions	(.41)	--	--
Total increase (decrease) in net asset value	(2.70)	3.53	.37
Net asset value, ending	$22.96	$25.66	$22.13

Total return*	(9.07%)	15.95%	1.70%
Ratios to average net assets:A
Net investment income (loss)	(1.88%)(a)	(1.86%)	(1.91%)
Total expenses	2.57% (a)	2.54%	2.57%
Expenses before offsets	2.57% (a)	2.54%	2.57%
Net expenses	2.56% (a)	2.52%	2.55%
Portfolio turnover	17%	47%	31%
Net assets, ending (in thousands)	$9,620	$11,613	$13,752

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2005	2004	2003
Net asset value, beginning	$20.24	$18.73	$15.07
Income from investment operations
Net investment income (loss)	(.49)	(.48)	(.39)
Net realized and unrealized gain (loss)	2.01	1.99	4.05
Total from investment operations	1.52	1.51	3.66
Total increase (decrease) in net asset value	1.52	1.51	3.66
Net asset value, ending	$21.76	$20.24	$18.73

Total return*	7.51%	8.06%	24.29%
Ratios to average net assets:A
Net investment income (loss)	(2.12%)	(2.28%)	(2.45%)
Total expenses	2.54%	2.60%	2.79%
Expenses before offsets	2.54%	2.60%	2.79%
Net expenses	2.53%	2.59%	2.78%
Portfolio turnover	157%	101%	170%
Net assets, ending (in thousands)	$16,503	$16,936	$15,152

See notes to financial highlights.

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2008	2007 (z)	2006
Net asset value, beginning	$24.93	$21.47	$21.10
Income from investment operations
Net investment income (loss)	(.21)	(.41)	(.42)
Net realized and unrealized gain (loss)	(2.00)	3.87	.79
Total from investment operations	(2.21)	3.46	.37
Distributions from
Net realized gain	(.41)	--	--
Total distributions	(.41)	--	--
Total increase (decrease) in net asset value	(2.62)	3.46	.37
Net asset value, ending	$22.31	$24.93	$21.47

Total return*	(9.01%)	16.12%	1.75%
Ratios to average net assets:A
Net investment income (loss)	(1.74%) (a)	(1.74%)	(1.84%)
Total expenses	2.43% (a)	2.42%	2.49%
Expenses before offsets	2.43% (a)	2.42%	2.49%
Net expenses	2.42% (a)	2.41%	2.47%
Portfolio turnover	17%	47%	31%
Net assets, ending (in thousands)	$11,505	$13,275	$12,831

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2005	2004	2003
Net asset value, beginning	$19.62	$18.15	$14.59
Income from investment operations
Net investment income (loss)	(.44)	(.43)	(.37)
Net realized and unrealized gain (loss)	1.92	1.90	3.93
Total from investment operations	1.48	1.47	3.56
Total increase (decrease) in net asset value	1.48	1.47	3.56
Net asset value, ending	$21.10	$19.62	$18.15

Total return*	7.54%	8.10%	24.40%
Ratios to average net assets:A
Net investment income (loss)	(2.07%)	(2.23%)	(2.35%)
Total expenses	2.49%	2.55%	2.69%
Expenses before offsets	2.49%	2.55%	2.69%
Net expenses	2.49%	2.54%	2.68%
Portfolio turnover	157%	101%	170%
Net assets, ending (in thousands)	$14,038	$12,914	$10,896

See notes to financial highlights.

Financial Highlights

		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2008	2007 (z)	2006
Net asset value, beginning	$29.16	$24.73	$23.89
Income from investment operations
Net investment income (loss)	(.03)	(.05)	(.02)
Net realized and unrealized gain (loss)	(2.36)	4.48	.86
Total from investment operations	(2.39)	4.43	.84
Distributions from
Net realized gain	(.41)	--	--
Total distributions	(.41)	--	--
Total increase (decrease) in net asset value	(2.80)	4.43	.84
Net asset value, ending	$26.36	$29.16	$24.73

Total return*	(8.31%)	17.91%	3.52%
Ratios to average net assets:A
Net investment income (loss)	(.19%) (a)	(0.19%)	(0.20%)
Total expenses	1.21% (a)	1.14%	1.90%
Expenses before offsets	.87% (a)	.87%	.88%
Net expenses	.86% (a)	.86%	.86%
Portfolio turnover	17%	47%	31%
Net assets, ending (in thousands)	$3,568	$4,311	$3,273

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2005	2004	2003#
Net asset value, beginning	$21.85	$19.88	$18.79
Income from investment operations
Net investment income (loss)	(.06)	(.09)	(.03)
Net realized and unrealized gain (loss)	2.10	2.06	1.12
Total from investment operations	2.04	1.97	1.09
Total increase (decrease) in net asset value	2.04	1.97	1.09
Net asset value, ending	$23.89	$21.85	$19.88

Total return*	9.34%	9.91%	5.80%
Ratios to average net assets:A
Net investment income (loss)	(0.43%)	(0.54%)	(0.50%) (a)
Total expenses	1.28%	1.23%	1.23% (a)
Expenses before offsets	.87%	.86%	.87% (a)
Net expenses	.86%	.86%	.86% (a)
Portfolio turnover	157%	101%	66%
Net assets, ending (in thousands)	$2,596	$955	$529

See notes to financial highlights.

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)   Annualized.

(z)   Per share figures are calculated using the Average Shares Method.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#   The last remaining shareholder in Class I redeemed on January 18, 2002 and Class I shares resumed upon shareholder investment on June 3, 2003.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 4, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert World Values Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year annualized periods ended June 30, 2007, the Fund's performance was below the median of its peer group. The Fund underperformed its Lipper index for the same one-, three- and five-year annualized periods. The Board took into account the steps management had taken in an attempt to improve the Fund's performance, including the replacement of the Fund's Subadvisor in September, 2005 and noted that the Fund's performance prior to September, 2005 was attributable to the Fund's previous subadvisor. The Board considered the discussion of the Portfolio's recent performance, as well as the Advisor's continued monitoring of the Portfolio's performance. Based upon its review, the Board concluded that the Fund's performance was being addressed.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee was below the median of its peer group and that total expenses were above the median of its peer group. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year annualized periods ended June 30, 2007 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action has been taken by the Advisor to address the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Capital Accumulation Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

E-Delivery Sign-up -- details inside

March 31, 2008
Semi-Annual Report
Calvert International Opportunities Fund

Calvert
Investments that make a difference

A UNIFI Company

Choose Planet-friendly E-delivery!

Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.

Just go to www.calvert.com, click on My Account, and select the documents you would like to receive via e-mail.

If you're new to account access, you'll be prompted to set up a personal identification number for your account. Once you're in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps.

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
10

Statement of Net Assets
12

Statement of Operations
16

Statement of Changes in Net Assets
17

Notes to Financial Statements
18

Financial Highlights
23

Explanation of Financial Tables
25

Proxy Voting and Availability of Quarterly Portfolio Holdings
27

Dear Shareholder:

The six months ended March 31, 2008 featured deep turmoil in the financial markets in response to the subprime mortgage crisis, with steep declines in the equity markets. Investors continued to be spooked by the credit crunch, worries about an economic slowdown or recession, and oil prices that exceeded $110 per barrel. Against this backdrop, Calvert's socially responsible equity portfolio managers continued to face significant market headwinds. As oil prices remained high, energy stocks continued to fare well and persistent problems in the Financial sector hampered stock performance in that arena. Working in our favor, however, was a flight to quality as investors favored stocks with dependable earnings and dividends.

By the numbers, the broad-market equity benchmark Standard & Poor's 500 Index returned -12.46% from October 1, 2007 through March 31, 2008. The Russell 1000 Index of large-cap stocks returned

-12.41% over the six months, while the small-cap benchmark Russell 2000 Index posted a -14.02% return. Stocks outside the U.S. fared slightly better during the reporting period but still lost significant ground. The Citigroup/S&P World ex-U.S. Extended Market Index, a benchmark for foreign stocks, returned -11.24%.

Fed Takes Aggressive Action

The Federal Reserve has taken a nearly unprecedented series of actions to stabilize the financial markets and reassure investors. The Fed moved aggressively to add liquidity to the financial system and reduced its target federal funds rate by a total of 2.5 percentage points. Even more significant than the central bank's loosening of monetary policy were its actions in March, when it orchestrated a buyout of investment firm Bear Stearns to prevent it from abruptly going out of business. Although some say that the Fed essentially bailed out Bear Stearns and other financial firms from their overly aggressive risk-taking, the Fed's actions did prove effective, stabilizing the financial system and providing some confidence to investors.

Flight to Quality

Amid the market turbulence, no style of equity investment was truly dominant during the six-month period. In the fourth quarter of 2007, growth stocks generally outperformed value shares in a continuation of a trend that lasted for most of 2007. However, in the first quarter of 2008 that trend reversed and value stocks started to perform better than growth companies.

In terms of sector performance during the reporting period, most stock sectors lost value. Financial stocks had some of the most precipitous declines as investors remain extremely wary about the subprime mortgage exposures of banks and other financial companies. However, some stocks in other market sectors may be underpriced in light of their long-term value. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Now, in this more cautious environment, we see opportunities for the higher-quality stocks largely favored in our equity portfolios to shine.

Climate Change, Sudan Inroads

Shareholder advocacy means using our position as an owner in a company to push for improved corporate performance. Calvert routinely engages companies, policymakers, and other investors on critical governance and sustainability challenges. For 2008, Calvert is off to a strong start for the proxy voting season. To date, we have filed 25 resolutions and co-filed another four resolutions on our core issues (e.g., climate change, diversity, and disclosure) as well as the Sudan, privacy rights, and product safety. Overall, of the 29 submitted, 16 have thus far been withdrawn after the company involved agreed to address our concerns. For more information on the proxy votes, please visit www.calvert.com, select the "Socially Responsible Investing" tab and click on "Shareholder Advocacy."

Sudan Divestment

Calvert's continued partnership with the Sudan Divestment Task Force and the Save Darfur Coalition takes a variety of approaches to working to end this humanitarian crisis. As part of a coalition, we have filed shareholder resolutions calling on six major Wall Street firms that are among the largest U.S. shareholders of foreign oil companies to push Sudan to end the violence in Darfur.

In addition, Calvert was the only investment firm to submit a comment letter to the Securities and Exchange Commission (SEC) during the period it considered implementing regulations related to mutual funds' divestment from the Sudan. The SEC rule that went into effect on April 30 included "safe harbor" legal protections for mutual funds under the Sudan Accountability and Divestment Act that President Bush signed into law on December 31. Calvert lobbied the SEC to require strong disclosure requirements for mutual funds regarding any continued ownership of companies with operations in the Sudan and links to the country's government, which the SEC adopted in its rule.

In our March 14 comment letter, Calvert assistant vice president and associate general counsel Ivy Wafford Duke wrote "...it is the right of investors to ensure that their investments do not support genocide and do support peace and security in the Sudan. Full and complete disclosure by divesting companies helps advance this effort." We were gratified that the SEC incorporated this and several other provisions advanced by Calvert into its new rule.

Maintain a Long-Term View

In tough markets, investors should pay close attention to corporate fundamentals and sustainable business practices. The type of bottom-up, fundamental analysis that many of Calvert's portfolio managers conduct tends to favor companies that exhibit sustainable corporate practices and long-term financial performance.

The financial markets will probably continue to be volatile for at least the next few months, so it's important that you maintain a long-term view in terms of your investments and not get swept up in the day-to-day fluctuations in the market. Your financial advisor is an excellent source of guidance, so please continue to consult with him or her about your investment plan.

As always, thank you for your continued confidence in Calvert's investment products.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2008

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the six-month reporting period ended March 31, 2008.

Renewable Energy

Last fall, Calvert collaborated with the Investor Network on Climate Risk policy working group (coordinated by Ceres) to create legislation that will establish incentives to improve energy efficiency, accelerate renewable energy, and boost vehicle fuel economy standards. In February, we also testified at the Maryland House of Delegates in support of its Global Warming Solutions Act. And in March, we participated in a "Policy Tour" organized by the Clean Technology and Sustainable Industries Organization to impress upon legislators the importance of policies that will encourage the growth of a clean technology and sustainable energy industry in the U.S.

Indigenous Peoples' Rights

To encourage the participation of Native American leaders in Indigenous Peoples' rights advocacy activities, Calvert co-sponsored a one-day pre-conference event at the annual SRI in the Rockies conference called "Native American Leaders for SRI" with the Indigenous Peoples Task Force of the Social Investment Forum. The unprecedented American Indian engagement at the event brought together leaders from 13 American Indian Tribes with socially responsible investment practitioners (money managers, community investors, and social researchers).

Subprime Lending

Calvert has developed an advocacy plan in response to the subprime mortgage crisis to persuade mortgage lenders across the industry to adopt transparent, responsible lending policies--which we believe will reduce the number of risky loans to borrowers who are the least able to repay.

Special Equities

A modest but important portion of certain Funds is allocated to venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. We recently increased our investment in groSolar (Global Resource Options, Inc.), a Vermont-based installer of solar cells and panels. Since our first purchase, the company acquired Energy Outfitters in December 2006, and now has a broad solar distribution network in North America.1

Given the success of our investment in the China Environment Fund II (2004), we have invested with the same team for the China Environment Fund III.1 Both funds have the same core philosophy and approach, but the holdings vary because of changing market conditions and events. Calvert was the only U.S. investor to participate in the China Environment Fund II, and its success has encouraged more interest in cleantech companies within China.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investment (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.2

During the reporting period, the Calvert Social Investment Foundation made its first loan in the local currency to microfinance organization EDPYME Edyficar in Peru. This enables us to make the loan without passing on the risk that the dollar will be devalued, effectively reducing the amount of the loan.

Given the current economic environment in the U.S., it's also notable that the Foundation's Affordable Housing Portfolio continues to provide affordable financing and homes to low-income communities while avoiding the delinquencies and foreclosure rates common among conventional mortgage banking providers. The Portfolio currently holds $20 million in loans to 36 successful, nationally recognized nonprofit housing developers and lenders.

We appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of March 31, 2008, groSolar (Global Resource Options, Inc.) was 0.26% of CSIF Equity Portfolio; China Environment Fund II (2004) was 0.01% of CSIF Equity Portfolio and 0.02% of Calvert World Values International Equity Fund; and China Environment Fund III was 0.01% of Calvert Large Cap Growth Fund. All holdings are subject to change without notice.

2. As of March 31, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.19%; Calvert World Values International Equity Fund, 0.67%; Calvert New Vision Small Cap Fund, 1.07%; and Calvert Large Cap Growth Fund, 0.20%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

Portfolio Management Discussion

Sophie Horsfall
of F&C Management Limited

Investment Performance

Calvert International Opportunities Fund A shares (at NAV) returned -8.68% for the six-month period ended March 31, 2008, outperforming the benchmark Citigroup/S&P World ex-U.S. Extended Market Index (EMI), which returned -11.24%. Stock selection drove the Fund's relative outperformance.

Calvert International Opportunities Fund was launched on May 31, 2007, with F&C Management Limited as portfolio manager. The Fund seeks long-term capital appreciation by investing in growth-oriented, foreign small-cap and mid-cap stocks in both developed and emerging markets. We primarily use a bottom-up strategy to identify the best stocks in a sector globally. This involves conducting in-depth fundamental research to assess companies' key drivers, catalysts for growth, and risks, as well as determining what we believe to be the stock's true value.

Investment Climate

Over the six-month period, the majority of major equity indexes have produced negative returns, as a series of corrections cancelled out a strong market rally in September and October of 2007. The major drivers of the downturn were the continued fallout from the U.S. subprime lending crisis--which has raised questions about the health of the global financial system--and the deteriorating economic backdrop in the U.S.

Downward revisions to global growth expectations gathered steam at the beginning of 2008, as key economic indicators signalled that the U.S. economy may already be experiencing a technical recession. Resulting fears of a global slowdown weighed on stocks internationally.

Meanwhile, the problems in the credit markets escalated, leading to the collapse of Bear Stearns in March 2008. In response, the U.S. Federal Reserve (Fed) took increasingly aggressive steps to alleviate pressure on the financial system, cutting its target federal funds rate from 4.75% to 2.25% and backing J.P. Morgan's rescue of Bear Stearns. Also, the Bank of England (BoE) cut U.K. interest rates by a total of one half of a percentage point, although persistent global inflationary pressures, driven by high food and energy prices, have made both the BoE and the European Central Bank reluctant to go further.

This climate has provided a challenging background for equity investors, most notably in January and March of this year when extreme risk aversion translated into fairly indiscriminate sell-offs. The notable exceptions to the overall trend were individual emerging market economies, particularly those supported by commodity prices, which rose to record highs during the period as the U.S. dollar continued to depreciate.

In fact, the performance of international benchmarks was better in U.S. dollar-terms--sometimes much better--than performance in the local currency. In fact, the Index returned -17.01% in local market terms, with currency rates adding 5.79 percentage points to the Index's return.

International Opportunities
Fund Statistics
March 31, 2008

Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/08	Inception 5/31/07 through 3/31/08
Class A	(8.68%)	(6.73%)
Class I	(8.47%)	(6.33%)
Citigroup/S&P World
ex-U.S. EMI**	(11.24%)	(12.43%)
Lipper International Small/Mid
Cap Core Funds Average	(12.71%)	(12.60%)

	6 Months Ended 3/31/08	Inception 7/31/07 through 3/31/08
Class C	(9.08%)	(5.63%)
Citigroup/S&P World
ex-U.S. EMI**	(11.24%)	(11.55%)
Lipper International Small/Mid
Cap Core Funds Average	(12.71%)	(12.46%)

Economic Sectors	% of Total Investments
Consumer Discretionary	17.8%
Consumer Staples	6.3%
Energy	2.8%
Financials	16.9%
Health Care	13.8%
Industrials	21.5%
Information Technology	2.6%
Materials	5.7%
Telecommunications Services	0.9%
U.S. Government Agency Obligations	5.5%
Utilities	6.2%
Total	100%

*   Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**  Source: Lipper Analytical Services, Inc.

International Opportunities
Fund Statistics
March 31, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
Since Inception	(11.17%)
(5/31/07)

Class C Shares
Since Inception	(6.57%)
(7/31/07)

International Opportunities
Fund Statistics
March 31, 2008

Average Annual Total Returns
Class I Shares at NAV
Since Inception	(6.33%)
(5/31/07)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source:Lipper Analytical Services, Inc.

Portfolio Strategy

Stock selection in the Consumer Discretionary, Industrials, and Materials sectors drove the Fund's outperformance relative to the Index. Sector weightings also helped, while regional allocations detracted.

In general, Consumer Discretionary stocks suffered from concerns that consumers would cut back on spending in a slower growth environment. Fortunately, we had trimmed our exposure to this sector, which made the Fund about even with the Index. We also benefited from strong stock selection within the sector from companies such as Shimano. The value of this Japanese cycling and fishing accessories company rose after it raised its earnings forecast for 2008. Shares of Japanese educational correspondence course provider Benesse strengthened on signs that enrollment will remain resilient, and a move to online learning materials should reduce costs. These strong performances also reflected a positive contribution from our regional stock selection in Japan.

International Opportunities
Fund Statistics
March 31, 2008
Ten Largest Stock Holdings	% of Net Assets
Companhia Energetica de Minas
Gerais (ADR)	2.5%
City Developments Ltd.	2.2%
Shimano, Inc.	2.2%
Shoppers Drug Mart Corp.	2.1%
Yara International ASA	2.0%
CSL Ltd.	2.0%
United Rentals, Inc.	2.0%
Aisin Seiki Co. Ltd.	1.9%
AXA SA	1.9%
Shiseido Co. Ltd.	1.9%
Total	20.7%

January was the most difficult month for the Fund over the period. Although we had taken profits on most of our solar-energy stocks in December, a sharp sell-off in the beginning of 2008 weighed down our remaining exposure. But we still believe in the long-term outlook for the stocks we have kept, and we have taken advantage of the stock's weak price to add to our position in China-based JA Solar Holdings. The stock's price has increased since then as the market recognized the benefits of its locked-in silicon supply contracts for 2008-2009, given the current silicon shortage.

An underweight to the Materials sector, driven by ethical exclusions, has limited the opportunity to take advantage of high commodity prices this year. However, one of the Fund's strongest performers, fertilizer manufacturer Yara International, allowed us to benefit from rising prices for agricultural commodities.

Regionally, our overweight to emerging markets detracted from performance over the period, as increasingly risk averse investors sold off positions in some emerging markets which had been key drivers of performance in 2007. However, stock selection within emerging markets was strong.

Outlook

We expect the U.S. to experience a mild recession this year, but we feel the long-term economic prospects are strong for Asian and emerging markets despite recent signs indicating a slight slowing of growth. Therefore, we plan to increase our weighting to these areas but will monitor these markets closely. We also believe the recent sell-off presents opportunities to find high-quality companies at attractive valuations.

We plan to continue to significantly overweight healthcare equipment and healthcare provider stocks, which may continue to benefit from a trend of increased government and pharmaceutical spending. Uncertainty over the extent of further credit-related losses means that we are still cautious about commercial banks with large exposures to the U.S. and Western European economies (the U.K. in particular). Within Financials, we may increase our exposure to companies with good long-term growth prospects within emerging markets and Asia.

In addition to movements in the value of the U.S. dollar, volatility in energy and commodity prices remains the biggest short-term risk to the Fund. But we expect energy and commodity markets to stay strong given the high demand and limited supply. While we still believe the long-term investment case for alternative energy stocks is positive, we will continue to focus on companies that represent good value as a result of either technological leadership and/or a cost advantage.

Overall, we believe that the fundamental outlook for corporate profitability is still positive on a global basis. Although we expect markets to remain volatile in the short term, we will continue to seek attractive stock-specific opportunities.

April 2008

As of March 31, 2008, the following companies represented the following percentages of Fund net assets: Shimano 2.16%, Benesse 1.22%, JA Solar 1.34%, and Yara International 2.03%. All portfolio holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 to March 31, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/07	Ending Account Value 3/31/08	Expenses Paid During Period* 10/1/07 - 3/31/08
Class A
Actual	$1,000.00	$913.20	$7.94
Hypothetical	$1,000.00	$1,016.70	$8.37
(5% return per year before expenses)
Class C
Actual	$1,000.00	$909.20	$11.93
Hypothetical	$1,000.00	$1,012.50	$12.58
(5% return per year before expenses)
Class I
Actual	$1,000.00	$915.30	$5.75
Hypothetical	$1,000.00	$1,019.00	$6.06
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.66%, 2.50% and 1.20% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Statement of Net Assets
March 31, 2008

Equity Securities - 96.8%	Shares	Value
Australia - 6.1%
Arrow Energy NL*	41,491	$66,872
Cochlear Ltd.	3,611	180,367
CSL Ltd.	8,374	282,240
Energy Developments Ltd.	21,557	46,259
QBE Insurance Group Ltd.	4,469	90,636
Sonic Healthcare Ltd.	15,964	200,441
		866,815

Austria - 2.0%
Erste Bank der Oesterreichischen Sparkassen AG	2,376	154,144
Telekom Austria AG	6,000	124,125
		278,269

Brazil - 3.9%
Companhia Energetica de Minas Gerais (ADR)	19,300	348,172
Diagnosticos da America SA	6,100	121,951
Natura Cosmeticos SA	8,000	82,030
		552,153

Canada - 3.5%
Canadian Tire Corp. Ltd.	1,474	95,016
Carmanah Technologies Corp.*	7,802	7,060
Shoppers Drug Mart Corp.	5,913	298,828
Tim Hortons, Inc.	2,685	91,307
		492,211

China - 3.5%
China Hongxing Sports Ltd.	328,000	140,328
China Sun Bio-chem Technology Group Co. Ltd.	155,000	34,281
JA Solar Holdings Co. Ltd. (ADR)*	10,240	190,464
Suntech Power Holdings Co. Ltd. (ADR)*	3,300	133,848
		498,921

Denmark - 2.7%
TrygVesta A/S	2,600	228,677
William Demant Holding A/S*	2,000	160,010
		388,687

Finland - 2.4%
Lassila & Tikanoja Oyj	5,630	160,158
YIT Oyj	6,650	188,858
		349,016

France - 6.3%
Accor SA	2,386	174,439
AXA SA	7,488	272,064
Cie Generale d'Optique Essilor International SA	3,253	212,788
Vallourec SA	998	242,532
		901,823

Equity Securities - Cont'd	Shares	Value
Germany - 7.0%
Adidas AG	3,200	$212,962
Celesio AG	2,385	118,204
Centrotherm Photovoltaics AG*	1,764	118,148
Continental AG	1,760	179,657
Hypo Real Estate Holding AG	3,019	78,535
Rhoen Klinikum AG	6,108	181,189
SolarWorld AG	2,191	104,468
		993,163

Greece - 1.2%
Alpha Bank AE	5,188	172,181

Hong Kong - 1.7%
Cheuk Nang Holdings Ltd.	210,000	148,413
Esprit Holdings Ltd.	7,700	92,461
		240,874

Hungary - 1.0%
OTP Bank Nyrt	3,301	135,582

Japan - 15.6%
Aisin Seiki Co. Ltd.	7,400	275,666
Asahi Pretec Corp.	9,700	258,382
Benesse Corp.	3,700	174,144
Fanuc Ltd.	2,500	237,332
Ito En Ltd.	7,300	128,953
Shimano, Inc.	6,700	307,290
Shiseido Co. Ltd.	10,000	263,869
Sumitomo Chemical Co. Ltd.	22,000	140,557
Sumitomo Realty & Development Co. Ltd.	8,000	140,757
Ulvac, Inc.	5,300	211,766
USS Co. Ltd.	1,280	88,444
		2,227,160

Mexico - 2.3%
Alsea SAB de CV	112,900	136,472
Banco Compartamos SA de CV*	20,887	92,837
Urbi Desarrollos Urbanos SA de CV*	30,771	101,311
		330,620

Netherlands - 1.5%
Qiagen NV*	5,585	115,628
TomTom NV*	2,274	94,158
		209,786

New Zealand - 0.5%
Contact Energy Ltd.	11,870	74,536

Norway - 6.0%
Petroleum Geo-Services ASA	5,950	147,412
ProSafe SE	12,580	197,886
Tomra Systems ASA	29,700	224,834
Yara International ASA	5,000	289,535
		859,667

Equity Securities - Cont'd	Shares	Value
Philippines - 1.8%
Manila Water Co., Inc.	607,000	$257,942

Portugal - 0.3%
Sonae SGPS SA	24,801	45,663

Singapore - 4.3%
City Developments Ltd.	40,000	319,641
ComfortDelgro Corp. Ltd.	135,000	178,166
Hyflux Ltd.	49,000	107,661
		605,468

Spain - 3.3%
Acciona SA	728	195,188
Banco Bilbao Vizcaya Argentaria SA	7,473	164,754
Ebro Puleva SA	5,532	113,306
		473,248

Sweden - 2.7%
Autoliv, Inc.	3,000	150,600
Svenska Cellulosa AB, Series B	12,800	233,288
		383,888

Switzerland - 2.7%
Adecco SA	3,399	196,455
Swatch Group AG	3,594	184,726
		381,181

United Kingdom - 7.6%
ARM Holdings plc	21,290	37,200
Cattles plc	6,047	27,795
FirstGroup plc	5,046	56,458
Hiscox Ltd.	15,658	74,382
Informa plc	11,304	70,308
Johnson Matthey plc	4,267	169,870
Legal & General Group plc	80,404	201,793
Severn Trent plc	4,681	131,887
SSL International plc	15,945	143,576
Trading Emissions plc*	53,133	122,642
Workspace Group plc	7,814	42,589
		1,078,500

United States - 6.9%
DaVita, Inc.*	4,752	226,956
Energy Conversion Devices, Inc.*	2,495	74,601
Evergreen Solar, Inc.*	4,609	42,725
FuelCell Energy, Inc.*	3,500	23,275
ON Semiconductor Corp.*	22,697	128,919
Ormat Technologies, Inc.	953	40,989
Quanta Services, Inc.*	3,181	73,704

Equity Securities - Cont'd	Shares	Value
United States - Cont'd
ResMed, Inc.*	15,815	$65,275
Scholastic Corp.*	808	24,458
United Rentals, Inc.*	14,963	281,903
		982,805

Total Equity Securities (Cost $14,599,766)		13,780,159

U.S. Government Agencies	Principal
And Instrumentalities - 5.6%	Amount
Federal Home Loan Bank Discount Notes, 4/1/08	$800,000	800,000

Total U.S. Government Agencies And Instrumentalities
(Cost $800,000)		800,000

TOTAL INVESTMENTS (Cost $15,399,766) - 102.4%		14,580,159
Other assets and liabilities, net - (2.4%)		(349,210)
Net Assets - 100%		$14,230,949

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $.01 par value shares authorized:
Class A: 698,076 shares outstanding		$10,331,990
Class C: 26,524 shares outstanding		390,061
Class I: 291,651 shares outstanding		4,353,642
Undistributed net investment income (loss)		(12,518)
Accumulated net realized gain (loss) on investments		(12,300)
Net unrealized appreciation (depreciation) on investments		(819,926)
Net Assets		$14,230,949

Net Asset Value Per Share
Class A (based on net assets of $9,765,413)		$13.99
Class C (based on net assets of $368,987)		$13.91
Class I (based on net assets of $4,096,549)		$14.05

*  Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2008
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $3,549)	$63,570
Interest income	14,810
Total investment income	78,380

Expenses:
Investment advisory fee	47,418
Transfer agency fees and expenses	33,081
Distribution Plan expenses:
Class A	9,827
Class C	1,300
Directors' fees and expenses	1,832
Administrative fees	17,012
Accounting fees	2,660
Custodian fees	38,105
Registration fees	29,980
Reports to shareholders	9,712
Professional fees	7,356
Miscellaneous	1,834
Total expenses	200,117
Reimbursement from Advisor:
Class A	(69,998)
Class C	(12,449)
Class I	(24,886)
Fees paid indirectly	(1,886)
Net expenses	90,898

Net Investment Income (Loss)	(12,518)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,713)
Foreign currency transactions	(10,587)
(12,300)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(1,075,689
Assets and liabilities denominated in foreign currencies	400
(1,075,289)

Net Realized and Unrealized Gain (Loss)	(1,087,589)

Increase (Decrease) in Net Assets
Resulting From Operations	($1,100,107)

See notes to financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008	From Inception May 31, 2007 Through September 30, 2007
Operations:
Net investment income (loss)	($12,518)	$9,347
Net realized gain (loss)	(12,300)	(11,081)
Change in unrealized appreciation or (depreciation)	(1,075,289)	255,363

Increase (Decrease) in Net Assets
Resulting From Operations	(1,100,107)	253,629

Capital share transactions:
Shares sold:
Class A Shares	7,140,566	5,575,570
Class C Shares	269,322	136,070
Class I Shares	1,418,954	2,973,757
Redemption Fees:
Class A Shares	12	--
Shares redeemed:
Class A Shares	(2,333,448)	(46,750)
Class C Shares	(15,352)	--
Class I Shares	(41,274)	--
Total capital share transactions	6,438,780	8,638,647

Total Increase (Decrease) in Net Assets	5,338,673	8,892,276

Net Assets
Beginning of period	8,892,276	--
End of period (including net investment loss of $12,518 and $0 respectively)	$14,230,949	$8,892,276

Capital Share Activity
Shares sold:
Class A Shares	484,964	373,769
Class C Shares	18,492	9,141
Class I Shares	94,238	200,326
Shares redeemed:
Class A Shares	(157,490)	(3,167)
Class C Shares	(1,109)	--
Class I Shares	(2,913)	--
Total capital share activity	436,182	580,069

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert International Opportunities Fund (the "Fund"), a series of Calvert World Values Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund began operations on May 31, 2007 and offers three classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, dute to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2008, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2007) for purposes of implementing FIN 48, and has concluded that as of March 31, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .80% of the average daily net assets. Under the terms of the agreement, $9,314 was payable at period end. In addition, $74 was receivable from the Advisor for reimbursement of operating expenses paid during March 2008.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.66% for Class A, 2.50% for Class C, and 1.20% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C shares and .15% for Class I shares, based on their average daily net assets. Under the terms of the agreement, $3,405 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with the distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of the Fund's average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $2,298 was payable at period end.

The Distributor received $7,855 as its portion of the commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $2,345 for the six months ended March 31, 2008. Under the terms of the agreement, $531 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Effective January 1, 2008, each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Director of the Fund who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,465,728 and $877,132 respectively.

The cost of investments owned at March 31, 2008 for federal income tax purposes was $15,399,766. Net unrealized depreciation aggregated $819,607, of which $616,434 related to appreciated securities and $1,436,041 related to depreciated securities.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2008.

Financial Highlights

	Period Ended
	March 31,	September 30,
Class A Shares	2008 (z)	2007# (z)
Net asset value, beginning	$15.32	$15.00
Income from investment operations
Net investment income	(.02)	.02
Net realized and unrealized gain (loss)	(1.31)	.30
Total from investment operations	(1.33)	.32
Total increase (decrease) in net asset value	(1.33)	.32
Net asset value, ending	$13.99	$15.32

Total return*	(8.68%)	2.13%
Ratios to average net assets: A
Net investment income	(.33%) (a)	.50% (a)
Total expenses	3.47% (a)	7.82% (a)
Expenses before offsets	1.69% (a)	1.74% (a)
Net expenses	1.66% (a)	1.66% (a)
Portfolio turnover	8%	2%
Net assets, ending (in thousands)	$9,765	$5,678

	Period Ended
	March 31,	September 30,
Class C Shares	2008 (z)	2007 ##(z)
Net asset value, beginning	$15.30	$14.74
Income from investment operations
Net investment income	(.08)	.01
Net realized and unrealized gain (loss)	(1.31)	.55
Total from investment operations	(1.39)	.56
Total increase (decrease) in net asset value	(1.39)	.56
Net asset value, ending	$13.91	$15.30

Total return*	(9.08%)	3.80%
Ratios to average net assets: A
Net investment income	(1.11%) (a)	1.14% (a)
Total expenses	12.11% (a)	66.65% (a)
Expenses before offsets	2.53% (a)	2.58% (a)
Net expenses	2.50% (a)	2.50% (a)
Portfolio turnover	8%	1%
Net assets, ending (in thousands)	$369	$140

See notes to financial highlights.

Financial Highlights
	Period Ended
	March 31,	September 30,
Class I Shares	2008 (z)	2007 #(z)
Net asset value, beginning	$15.35	$15.00
Income from investment operations
Net investment income	.01	.04
Net realized and unrealized gain (loss)	(1.31)	.31
Total from investment operations	(1.30)	.35
Total increase (decrease) in net asset value	(1.30)	.35
Net asset value, ending	$14.05	$15.35

Total return*	(8.47%)	2.33%
Ratios to average net assets: A
Net investment income	.09% (a)	.78% (a)
Total expenses	2.57% (a)	7.47% (a)
Expenses before offsets	1.23% (a)	1.28% (a)
Net expenses	1.20% (a)	1.20% (a)
Portfolio turnover	8%	2%
Net assets, ending (in thousands)	$4,097	$3,075

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#   From May 31, 2007 inception.

##   From July 31, 2007 inception.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a)   Annualized.

(z)   Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Calvert International Opportunities Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT WORLD VALUES FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	May 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date:   May 29, 2008

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer

Date:   May 29, 2008